- --------------------------------------------------------------------------------
                            HERBALIFE INTERNATIONAL, INC.

                          HERBALIFE INTERNATIONAL EMPLOYEES
                         401(K) PROFIT SHARING PLAN AND TRUST
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

                                      HERBALIFE
             INTERNATIONAL EMPLOYEES 401(K) PROFIT SHARING PLAN AND TRUST

                                      I N D E X

                                        PART I

ARTICLE            DESCRIPTION                                   PAGE

I        INTRODUCTION                                             1
         1.1.1     Adoption, and Title                            1
         1.1.2     Effective Date                                 1
         1.1.3     Purpose                                        1

II       DEFINITIONS                                              2


         PART II

I        PARTICIPATION                                            17
         2.1.1     Eligibility Requirements                       17
         2.1.2     Commencement of Participation                  17
         2.1.3     Participation Upon Re-Employment               18
         2.1.4     Termination of Participation                   18
         2.1.5     Determination of Eligibility                   19
         2.1.6     Omission of Eligible Employee                  19
         2.1.7     Inclusion of Ineligible Participant            19
         2.1.8     Election Not to Participate                    19
         2.1.9     Change in Status                               20
         2.1.10    Existing Participants                          20

         CONTRIBUTIONS                                            21
         2.2.1     Employer Contributions                         21
         2.2.2     Elective Contributions by the Employer
                     on Behalf of Electing Employees              22
         2.2.3     Employee Contributions                         24
         2.2.4     Return of Contributions                        24









Effective: January 1, 1989

 ARTICLE DESCRIPTION                                         PAGE

III      ALLOCATIONS                                             26
         2.3.1     Non-Elective Contribution                     26
         2.3.2     Minimum Allocation                            26
         2.3.3     Fail-Safe Allocation                          27
         2.3.4     Matching Contributions                        28
         2.3.5     Elective Contributions                        28

         2.3.6     Qualified Non-Elective Contributions          28
         2.3.7     Limitation                                    28

IV       BENEFITS                                                29
         2.4.1     Distributable Benefit                         29
         2.4.2     Vesting                                       29
         2.4.3     Leave of Absence                              31
         2.4.4     Re-Employment                                 31
         2.4.5     Distribution Determination Date               32
         2.4.6     Forfeitures                                   33

V        DISTRIBUTIONS                                           36
         2.5.1     Commencement of Distribution                  36
         2.5.2     Method of Distribution                        43
         2.5.3     Nature of Distributions                       48
         2.5.4     Advance Distributions                         49
         2.5.5     In Service Distributions                      51
         2.5.6     Hardship Distributions                        51

VI           CONTINGENT TOP HEAVY PROVISIONS                     53
         2.6.1     Top  Heavy  Requirements                      53
         2.6.2     Top Heavy Definitions                         55

VII      SPECIAL CODA LIMITATIONS                                61
         2.7.1     Limitation on Deferral Percentage
                     for Highly Compensated Employees            61
         2.7.2     Multiple Plan Limitations                     62
         2.7.3     Limitation on Matching Contribution           63
         2.7.4     Special Rules                                 64

         2.7.5     Distribution of Excess Elective
                     Deferrals                                   66







Effective: January 1, 1989

 ARTICLE             DESCRIPTION                             PAGE

         2.7.6     Distribution of Excess Contribution           66
         2.7.7     Distribution of Excess Aggregate
                   Contributions                                 67
         2.7.8     Limitation on Distributions                   68
         2.7.9     Limitation on Elective Deferrals              69

                            PART III

I        ACCOUNTING                                              70
         3.1.1     Accounts                                      70
         3.1.2     Adjustments                                   70

II       LIMITATIONS                                             74
         3.2.1     Limitations on Annual Additions               74
         3.2.2     Controlled Businesses                         83

III      FIDUCIARIES                                             84

         3.3.1     Standard of Conduct                           84
         3.3.2     Individual Fiduciaries                        84
         3.3.3     Disqualification from Service                 84
         3.3.4     Bonding                                       84
         3.3.5     Prior Acts                                    85
         3.3.6     Insurance and Indemnity                       85
         3.3.7     Expenses                                      85
         3.3.8     Agents, Accountants and Legal Counsel         86
         3.3.9     Investment Manager                            86
         3.3.10    Finality of Decisions or Acts                 87
         3.3.11    Certain Custodial Accounts and
                   Contracts                                     87

IV       PLAN ADMINISTRATOR                                      88
         3.4.1     Administration of Plan                        88
         3.4.2     Disclosure Requirements                       90
         3.4.3     Information Generally Available               90
         3.4.4     Statement of Accrued Benefit                  90
         3.4.5     Explanation of Rollover Treatment             90







Effective: January 1, 1989

ARTICLE            DESCRIPTION                                   PAGE

V        TRUSTEE                                                 91
         3.5.1     Acceptance of Trust                           91
         3.5.2     Trustee Capacity - Co-Trustee                 91
         3.5.3     Resignation, Removal and Successors           91
         3.5.4     Consultations                                 91
         3.5.5     Rights, Powers and Duties                     92
         3.5.6     Trustee Indemnification                       95
         3.5.7     Changes in Trustee Authority                  95

VI       TRUST ASSETS                                            96
         3.6.1     Trustee Exclusive Owner                       96
         3.6.2     Investments                                   96
         3.6.3     Administration of Trust Assets                98
         3.6.4     Segregated Funds                              100
         3.6.5     Investment Control Option                     101

VII      LOANS                                                   103
         3.7.1     Authorization                                 103
         3.7.2     Spousal Consent                               103
         3.7.3     Limitations                                   104
         3.7.4     Availability                                  104
         3.7.5     Prohibitions                                  105

VIII     BENEFICIARIES                                           106
         3.8.1     Designation of Beneficiaries                  106
         3.8.2     Absence or Death of Beneficiaries             106

IX       CLAIMS                                                  107
         3.9.1     Claim Procedure                               107
         3.9.2     Appeal                                        108

X        AMENDMENT AND TERMINATION                               109

         3.10.1    Right to Amend                                109
         3.10.2    Manner of Amending                            109
         3.10.3    Limitations on Amendments                     109
         3.10.4    Voluntary Termination                         110
         3.10.5    Involuntary Termination                       110
         3.10.6    Withdrawal By Employer                        110
         3.10.7    Powers Pending Final Distribution             111
         3.10.8    Delegation                                    111




Effective: January 1, 1989

ARTICLE            DESCRIPTION                                   PAGE

XI       PORTABILITY                                             112
         3.11.1    Continuance by Successor                      112
         3.11.2    Merger With Other Plan                        112
         3.11.3    Transfer From Other Plans                     113
         3.11.4    Transfer to Other Plans                       114

XII      MISCELLANEOUS                                           115
         3.12.1    No Reversion to Employer                      115
         3.12.2    Employer Actions                              115

         3.12.3    Execution of Receipts and Releases            115
         3.12.4    Rights of Participants Limited                115
         3.12.5    Persons Dealing With Trustee Protected        116
         3.12.6    Protection of Insurer                         116
         3.12.7    No Responsibility for Act of Insurer          116
         3.12.8    Inalienability                                117
         3.12.9    Domestic Relations orders                     117
         3.12.10   Authorization to Withhold Taxes               120

         3.12.11   Missing Persons                               120
         3.12.12   Notices                                       120
         3.12.13   Governing Law                                 121
         3.12.14   Severability of Provisions                    121
         3.12.15   Gender and Number                             121
         3.12.16   Binding Effect                                121
         3.12.17   Qualification Under Internal
                     Revenue Laws                                121

XIII     EXECUTION OF AGREEMENT                                  122
         3.13.1    Counterparts                                  122
         3.13.2    Acceptance by Trustee                         122
         3.13.3    Execution                                     122








Effective: January 1, 1989

                                      HERBALIFE
            INTERNATIONAL EMPLOYEES 401 (K) PROFIT SHARING PLAN AND TRUST


THIS AGREEMENT is made this 22 day of December, 1994, by and between Herbalife International, Inc. ("the Employer") and Christopher Pair and Timothy Gerrity (collectively "the Trustee").

                                        PART I

                                      ARTICLE I

                                     INTRODUCTION

          1.1.1 ADOPTION AND TITLE. The Employer and Trustee hereby adopt and restate the Plan and Trust to be known as HERBALIFE INTERNATIONAL EMPLOYEES 401(K) PROFIT SHARING PLAN AND TRUST.

          1.1.2 EFFECTIVE DATE. The provisions of this amended and restated Plan and Trust which was originally effective January 1, 1985 shall be effective as of January 1, 1989, hereinafter the Effective Date.

          1.1.3 PURPOSE. This Plan and Trust is established for the purpose of providing retirement benefits to eligible employees in accordance with the Plan and Trust. If the Plan is a cash or deferred profit sharing plan, the Plan is also intended to enable eligible Employees to supplement their retirement by electing to have the Employer contribute amounts to the Plan and Trust in lieu of payments to such Employees in cash. Under such circumstances, the Plan and. Trust are intended to satisfy the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended.

                                      ARTICLE II

                                     DEFINITIONS

         As used in this Plan and the Trust, the following terms shall have the following meanings:

         1.2.1 "ACCOUNT": The Employer Account, Controlled Account, Elective Contribution Account, Matching Account, Qualified Non-Elective Contribution Account, Voluntary Account or Segregated Account of a Participant, as the context requires, established and maintained for accounting purposes.

          1.2.2 "ACP": The average contribution percentage determined in accordance with the provisions of Part II, Article VII.

          1.2.3 "ACT": The Employee Retirement Income Security Act of 1974, as amended from time to time.

          1.2.4 "ADP": The actual deferral percentage determined in accordance with the provisions of Part II, Article VII.

         1.2.5     "ANNIVERSARY DATE": The last  day  of  each  Plan Year.

          1.2.6 "BENEFICIARY": The person or persons entitled to receive the benefits which may be payable upon or after a Participant's death.

         1.2.7 "BOARD OF DIRECTORS": The board of directors of an incorporated Employer.

         1.2.8 "BREAK IN SERVICE": The failure of a Participant to complete more than 500 Hours of Service during any twelve (12) consecutive month Plan Year beginning with a Participant's first computation period after becoming a Participant. A Year of Service and a Break in Service for vesting purposes shall be measured on the same computation period. The Eligibility Computation Period and a Break in Service for eligibility purposes shall be measured on the same computation period.

         1.2.9 "CODE": The Internal Revenue Code of 1986, as amended from time to time.

         1.2.10 "COMPENSATION": All of a Participant's W-2 compensation (or Earned Income in the case of a self-employed individual) which is actually paid to the Participant by the Employer during the Limitation Year; provided that compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 402(h)(1)(B)(SEP Deferrals), 402(a)(8) (401(k) deferrals), 403(b) and 457(b) of the Code; however, Compensation shall not include amounts received for bonuses; provided further that the annual gross compensation taken into account for purposes of the Plan shall not exceed $200,000, as such amount may be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the plan determines compensation for a period of time that contains less than twelve
(12) calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. For purposes of this dollar limitation, the rules of Section 414(q)(6) of the Code requiring the aggregation of the compensation of family members shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the Social Security Integration Level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individuals compensation as determined under this Section prior to the application of this limitation.

If compensation for any prior plan year is taken into account in determining an employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

For the initial year of participation, Compensation from the first day of the Plan Year shall be considered.

         1.2.11 "CONTROLLED ACCOUNT": An account established and maintained for a Participant to account for his interest in a Segregated Fund over which he exercises investment control.

         1.2.12 "DISTRIBUTABLE BENEFIT": The benefit to which a Participant is entitled following termination of his employment.

         1.2.13 "DISTRIBUTION DETERMINATION DATE": The date as of which the Distributable Benefit of a Participant is determined.

         1.2.14 "EARLY RETIREMENT AGE": The Plan does not provide an Early Retirement Age.

         1.2.15 "EARLY RETIREMENT DATE": The Plan does not provide an Early Retirement Date.

         1.2.16 "EARNED INCOME": The net earnings from self-employment in the trade or business with respect to which the Plan is established for which personal services of the Participant are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items but, in the case of taxable years beginning after 1989, with regard to the deduction allowed by Section 164(f) of the Code. Net earnings shall be reduced by contributions to a qualified plan to the extent deductible under Section 404 of the Code.

         1.2.17 "ELECTIVE CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Elective Contributions made on his behalf.

         1.2.18 "ELECTIVE CONTRIBUTION": A contribution to the Plan by the Employer on behalf of an electing Employee.

         1.2.19 "ELECTIVE DEFERRALS": Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of the Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

         1.2.20 "ELIGIBILITY COMPUTATION PERIOD": For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial eligibility computation period is the twelve (12) consecutive month period beginning with the employment commencement date on which the Employee first renders an Hour of Service for the Employer and the subsequent eligibility computation periods are each subsequent twelve (12) consecutive month period commencing on the annual anniversary of such employment commencement date.

         1.2.21 "EMPLOYEE": A person who is currently or hereafter employed by the Employer, or by any other employer aggregated under Section 414(b), (c),
(m) or (o) of the Code and the regulations thereunder, including

  - independent contractors;
  - employees paid on a commissioned basis;
  - employees paid on an hourly basis;
  - employees paid on a salaried basis.

but excluding:

  - employees who are included in the unit of employees covered by a collective bargaining agreement, provided that retirement benefits were the subject of good faith negotiations;

  - an employee who is a non-resident alien deriving no earned income from the Employer which constitutes income from sources within the United States;
  - self-employed individuals.

         1.2.22 "EMPLOYER": The Employer and, except where the context expressly indicates to the contrary, each Affiliate Employer that is a party to this Agreement, or any of their respective successors or assigns which adopt the Plan; provided, however, that no mere change in the identity, form or organization of the Employer shall affect its status under the Plan in any manner, and, if the name of the Employer is hereinafter changed, references herein to the Employer shall be deemed to refer to the Employer as it is then known.

         1.2.23 "EMPLOYER ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Employer contributions and forfeitures are added.

         1.2.24 "ENTRY DATE": The first day of the successive six (6) month periods beginning with the first day of the Plan Year.

         1.2.25 "EXCESS AGGREGATE CONTRIBUTIONS": With respect to any Plan Year, the excess of:

         (a) The aggregate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (b) The maximum contribution percentage amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

         1.2.26 "EXCESS CONTRIBUTIONS": With respect to any Plan Year, the excess of:

         (A) The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (B) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages.

         1.2.27 "EXCESSIVE ANNUAL ADDITION": The portion of the allocation of contributions and forfeitures that cannot be added to a Participant's Accounts due to the limitations on annual additions contained in the Plan.

         1.2-28    "EXCESS ELECTIVE DEFERRALS": Those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan.

         1.2.29 "FAMILY": The spouse and lineal ascendants or descendants of an Employee and the spouses of such lineal ascendants and descendants.

         1.2.30 "FIDUCIARY": The Plan Administrator, the Trustee and any other person who has discretionary authority or control in the management of the Plan or the disposition of Trust assets.

         1.2.31 "HIGHLY COMPENSATED EMPLOYEE": A highly compensated active employee and a highly compensated former employee. A highly compensated active employee includes: any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation as in effect under Section 415(b)(1)(A) of the Code. The term highly compensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee. For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year and compensation is as defined in Section 415(c)(3) of the Code including amounts contributed by the Employer pursuant to a salary reduction agreement and which is not includible in gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

If an Employee is, during a Plan Year or the preceding Plan Year, a family member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

An Employee is in the top-paid group of employees for any year if the Employee is in the group consisting of the top twenty (20%) percent of the employees when ranked on the basis of compensation paid during such year.

For purposes of determining whether an Employee is a Highly Compensated Employee, Sections 414(b), (c), (m), (n) and (o) of the Code shall be applied.

The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         1.2.32 "HOUR OF SERVICE": An hour for which (a) the Employee is paid, or entitled to payment by the Employer for the performance of duties, (b) the Employee is paid or entitled to payment by the Employer during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer.

Hours of Service shall be credited to the Employee under (a), above, for the period in which the duties are performed, under (b), above, in the period in which the period during which no duties are performed occurs, beginning with the first Hour of Service to which the payment relates, and under (c), above, for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made; provided, however, that Hours of Service shall not be credited under both (a) and (b), above, as the case may be, and under (c) above. Notwithstanding the preceding sentences, (i) no more than five hundred one (501) Hours of Service shall be credited under (b), above, on account of any single continuous period during which the Employee performs no duties-whether or not such period occurs in a single computation period, (ii) no Hours of Service shall be credited to the Employee by reason of a payment made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws, and (iii) no Hours of Service shall be credited by reason of a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be made in accord with the provisions of Labor Regulation Sections 2530.200b-2(b) and (c) which are incorporated herein by reference.

Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with number of Hours of Service which would otherwise have been credited to such individual but for the absence or in any case in which such Hours cannot be determined with eight (8) Hours of Service for any day that the Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement. Such Hours of Service shall be credited only in the computation period in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such computation period solely because credit is given for such period of absence and, in any other case, in the immediately following computation period.

Notwithstanding the foregoing, no credit shall be given for such service unless the Employee furnishes to the Plan Administrator information to establish that the absence from work is for the reasons indicated and the number of days for which there was such an absence.

Service with another business entity that is, along with the Employer, a member of a controlled group of corporations, an affiliated service group or trades or businesses under common control, as defined in the applicable sections of the Code, or which is otherwise required to be aggregated with the Employer pursuant to Section 414(o,) of the Code and the regulations issued thereunder shall be treated as service for the Employer. Hours of Service shall be credited for any individual considered an employee for purposes of this Plan under Section 414(n) or Section 414(o) of the Code and the regulations issued thereunder.

         1.2.33 "INSURER": Any insurance company which has issued a Life Insurance Policy.

         1.2.34 "JOINT AND SURVIVOR ANNUITY": An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balances.

         1.2.35 "LEASED EMPLOYEE": Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the recipient employer; provided that any such person shall not be taken into account if (a) such person is covered by a money purchase pension plan providing
(i) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined injection 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the person's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code; (ii) immediate participation; and (iii) full and immediate vesting; and (b) leased employees do not constitute more than twenty (20%) percent of the work force of the recipient who are not Highly Compensated Employees. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         1.2.36 "LIFE INSURANCE POLICY": A life insurance, annuity or endowment policy or contract which is owned by the Trust and is on the life of a Participant.

         1.2.37 "LIMITATION YEAR": The Plan Year; provided that all qualified plans maintained by the Employer must use the same Limitation Year.

         1.2.38 "MATCHING ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Matching Contributions are added.

         1.2.39 "MATCHING CONTRIBUTION": A contribution to the Plan by the Employer which matches in whole or in part an Elective Contribution on behalf of an electing Employee.

         1.2.40 "NON-ELECTIVE CONTRIBUTION": A contribution to the Plan or any other Related Plan by the Employer which is neither a Qualified Non-Elective Contribution, a Matching Contribution nor an Elective Contribution.

         1.2.41 "NORMAL Retirement AGE": The date the Employee attains age 65 and completes 5 Years of Service while a Participant, but in no event later than the date the Employee attains age sixty-five (65) or the fifth (5th) anniversary of the first day of the Plan Year in which a Participant commences participation, if later.

         1.2.42 "NORMAL RETIREMENT DATE": The Anniversary Date nearest the date on which the Participant attains his Normal Retirement Age.

         1.2.43 "OWNER-EMPLOYEE": An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

         1.2.44 "PARTICIPANT": Any eligible Employee who becomes entitled to participate in the Plan.

         1.2.45 "PLAN": The profit sharing plan for Employees as set forth in this Agreement, together with any amendments or supplements thereto.

         1.2.46 "PLAN ADMINISTRATOR": The person, persons or entity appointed by the Employer to administer the Plan or, if the Employer fails to make such appointment, the Employer.

         1.2.47     "PLAN YEAR" OR "YEAR": The calendar year.

         1.2.48 "PRERETIREMENT SURVIVOR ANNUITY": A survivor annuity for the life of the surviving spouse of the Participant under which

         (a) the payments to the surviving spouse are not less than the amounts which would be payable under a Joint and Survivor Annuity (or the actuarial equivalent thereof) if -

              (i) in the case of a Participant who dies after the date on which the Participant attained the earliest retirement age under the Plan on which he could elect to receive retirement benefits, such Participant had retired with an immediate Joint and Survivor Annuity on the day before the Participant's date of death; or

             (ii) in the case of a Participant who dies on or before such date, such Participant had separated from service on the date of death (except that a Participant who had actually separated from service prior to death shall be treated as separating on the actual date of separation), survived to the earliest retirement age, retired with an immediate Joint and Survivor Annuity at the earliest retirement age and died on the day after the day on which such Participant would have attained the earliest retirement age, and

         (b) The earliest period for which the surviving spouse may receive a payment under such annuity is not later than the month in which the Participant would have attained the earliest retirement age under the Plan; and

         (c) Any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained, if necessary, shall be taken into account.

         1.2.49 "QUALIFIED NON-ELECTIVE CONTRIBUTION": A contribution to the Plan by the Employer which is neither a Matching Contribution nor an Elective Contribution, is one hundred percent (100%) vested and nonforfeitable when made, which a Participant may not elect to have paid in cash instead of being contributed to the Plan and which may not be distributed from the Plan (except in the case of a hardship distribution) prior to the termination of employment or death of the Participant, attainment of age 59-1/2 by the Participant or termination of the Plan without establishment of a successor plan.

         1.2.50    QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT":
An Account ESTABLISHED AND MAINTAINED FOR A PARTICIPANT TO ACCOUNT FOR THE OUALIFIED NON-ELECTIVE CONTRIBUTIONS MADE ON HIS BEHALF.

         1.2.51    "QUALIFYING EMPLOYER SECURITIES OR REAL PROPERTY":
Securities or real property of the Employer which the Trustee may acquire and hold pursuant to the applicable provisions of the Code and the Act.

         1.2.52 "SEGREGATED ACCOUNT": An Account established and maintained for a Participant to account for his interest in a Segregated Fund.

         1.2.53 "SEGREGATED FUND": Assets held in the name of the Trustee which have been segregated from the Trust Fund in accordance with any of the provisions of the Plan.

         1.2.54 "SELF-EMPLOYED INDIVIDUAL": An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profit for the taxable year.

         1.2.55 "SOCIAL SECURITY INTEGRATION LEVEL": Not applicable. This Plan does not provide for integration with Social Security.

         1.2.56 "TRUST FUND": ALL money and property of every kind and character held by the Trustee pursuant to the Plan, excluding assets held in Segregated Funds.

         1.2.57 "TRUSTEE": The persons, corporations, associations or combination of them who shall at the time be acting as such from time to time hereunder.

         1.2.58 "VALUATION DATE": The last day of each consecutive three (3) month period beginning with the first day of the Plan Year.

         1.2.59 "VOLUNTARY ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his voluntary Employee contributions have been added.

         1.2.60 "YEAR OF SERVICE": Each 12-consecutive month Plan Year during which the Employee completes at least 1,000 Hours of Service, including years prior to the Effective Date.

                                       PART II

                                      ARTICLE I

                                    PARTICIPATION

         2.1.lA    ELIGIBILITY REQUIREMENTS - NON-ELECTIVE.  Each Employee
shall be eligible to receive an allocation of Non-Elective Contributions upon the later of the following dates, provided that he is an Employee on such date:

         (a) the last day of the Eligibility Computation Period during which he has completed 1,000 Hours of Service; or

         (b) the date he completes a minimum of 12 months of service.

         2.1.lB    ELIGIBILITY REQUIREMENTS - ELECTIVE.  Each Employee shall be eligible to have Elective Contributions made on his behalf upon the later of the following dates, provided that he is an Employee on such date:

         (a) the last day of the Eligibility Computation Period during which he has completed 1,000 Hours of Service; or

         (b) the date he completes a minimum of 12 months of service.

         2.1.lC    ELIGIBILITY REQUIREMENTS - MATCHING.  Each Employee shall be eligible to receive an allocation of Matching Contributions upon the later of the following dates, provided that he is an Employee on such date:

         (a) the last day of the Eligibility Computation Period during which he has completed 1,000 Hours of Service; or

         (b) the date he completes a minimum of 12 months of service.

         2.1.2 COMMENCEMENT OF PARTICIPATION. An eligible Employee shall become a Participant in the Plan on the applicable Entry Date.

         2.1.3 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates and who is subsequently re-employed prior to incurring a break in service, shall re-enter the Plan as a Participant immediately on the date of his re-employment. In the event that an Employee completes the eligibility requirements set forth in Section 2.1.1 above, his employment terminates prior to becoming a Participant and he is subsequently re-employed prior to incurring a break in service, such Employee shall be deemed to have met the eligibility requirements as of the date of his re-employment and shall become a Participant on the date of his re-employment; provided, however, that if he is re-employed prior to the date he would have become a Participant if his employment had not terminated, he shall become a Participant as of the date he would have become a Participant if his employment had not terminated.

In the case of any Participant who has a Break in Service, Years of Service before the Break in Service shall not be taken into account until he has completed a Year of Service after his return to employment.

In the case of a Participant who does not have any vested and nonforfeitable right under the Plan to an accrued benefit derived from Employer contributions, Years of Service before any period of consecutive Breaks in Service shall not be taken into account in the event of re-employment if the number of consecutive Breaks in Service within the period equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such period. Any Years of Service which are not taken into account by reason of such period of Breaks in Service shall not be taken into account in applying the foregoing to a subsequent period of Breaks in Service.

Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Sections 2.1.1 and 2.1.2.

         2.1.4 TERMINATION OF PARTICIPATION. An Employee who has become a Participant shall remain a Participant until the entire amount of his Distributable Benefit is distributed to him or his Beneficiary in the event of his death.

         2.1.5 DETERMINATION OF ELIGIBILITY. In the event any question shall arise as to the eligibility of any person to become a Participant or the commencement of participation, the Plan Administrator shall determine such question from information provided by the Employer and the Plan Administrator's decision shall be conclusive and binding, except to the extent of a claimant's right to appeal the denial of a claim.

         2.1.6 OMISSION OF ELIGIBLE EMPLOYEE. If an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of the omission is made after the contribution by the Employer is made and allocated, the Employer shall make an additional contribution on behalf of the omitted Employee in the amount which the Employer would have contributed on his behalf had he not been omitted.

         2.1.7 INCLUSION OF INELIGIBLE PARTICIPANT. If any person is erroneously included as a Participant in the Plan and discovery of the erroneous inclusion is made after the contribution by the Employer is made and allocated, the Employer may elect to treat the amount contributed on behalf of the ineligible person plus any earnings thereon as a forfeiture for the Plan Year in which the discovery is made and apply such amount in the manner specified in
Section 2.4.6.

         2.1.8 ELECTION NOT TO PARTICIPATE. Notwithstanding anything contained in the Plan to the contrary, an Employee may elect with the approval of the Employer not to participate in the Plan if the tax-exempt status of the Plan is not jeopardized by the election. The Employee shall sign such documents as may be reasonably required by the Employer to evidence the election. If it is subsequently determined that the tax-exempt status of the Plan has been jeopardized, the Employer may elect to treat such Employee as having been erroneously omitted. An Employee may revoke the election only with respect to any subsequent Plan Year by written notice of revocation to the Employer prior to the end of the Plan Year for which the revocation is effective.

         2.1.9 CHANGE IN STATUS. If any Participant continues in the employ of the Employer or an affiliate for which service is required to be taken into account but ceases to be an Employee by becoming a member of any ineligible class for any reason (such as becoming covered by a collective bargaining agreement unless the collective bargaining agreement otherwise provides) the Participant shall continue to be a Participant until the entire amount of his benefit is distributed but the individual shall not be entitled to receive an allocation of contributions or forfeitures during the period that the Participant is not an Employee for such reason. Such Participant shall continue to receive credit for Years of Service completed during the period for purposes of determining his vested and nonforfeitable interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of employees, the individual shall participate immediately upon the date of such change in status. If such Participant incurs a Break in Service and is subsequently reemployed, eligibility to participate shall be determined in accordance with Section 2.1-3. In the event that an individual who is not a member of an eligible class of employees becomes a member of an eligible class, the individual shall participate immediately if such individual has satisfied the eligibility requirements and would have otherwise previously become a participant.

         2.1.10 EXISTING PARTICIPANTS. An Employee who, on the Effective Date, was a Participant under the provisions of the Plan as in effect immediately prior to the Effective Date shall be a Participant on the Effective Date and the provisions of Sections 2.1.1 and 2.1.2, pertaining to participation, shall not be applicable to such Employee. The rights of a Participant whose employment terminated prior to the Effective Date shall be determined under the provisions of the Plan as in effect at the time of such termination.

                                      ARTICLE II

                                    CONTRIBUTIONS

         2.2.1     EMPLOYER CONTRIBUTIONS.
         (a) AMOUNT OF NON-ELECTIVE CONTRIBUTION. The Employer shall contribute to the Trust Fund each Plan Year such amounts out of profits as it may determine as a Non-Elective Contribution.

         (b) AMOUNT OF MATCHING CONTRIBUTION. The Employer shall contribute to the Trust Fund each Plan Year with respect to the amount of, Elective Contributions on behalf of each electing Employee a Matching Contribution equal to 100 percent of the Elective Contributions made on behalf of a Participant.

However, the Employer shall not make Matching Contributions on behalf of a Participant for any Plan Year with respect to Elective Contributions in excess of 3% of a Participant's Compensation. The matching contribution shall be equal to 3% of each Participant's Compensation, provided the Participant makes an Elective Contribution of at least 2% of Compensation.

         (c) AMOUNT OF QUALIFIED NON-ELECTIVE CONTRIBUTION. The Employer shall contribute to the Trust Fund each Plan Year such amount as a Qualified Non-Elective Contribution as the Employer may determine. In addition, in lieu of distributing Excess Contributions or Excess Aggregate Contributions as provided in Article VII, below, the Employer may make Qualified Non-Elective Contributions on behalf of Employees who are not Highly Compensated Employees me that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code.

         (d) LIMITATION. The contribution for any Plan Year by the Employer shall not exceed the maximum amount deductible from the Employer's income for such Year for federal income tax purposes under the applicable sections of the Code.

         (e) TIME OF CONTRIBUTION. All contributions by the Employer shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer's federal income tax return for the Year for which such contribution is made (including any extensions of time granted by the Internal Revenue Service for filing such return).

         (f) DETERMINATION OF AMOUNT TO BE FINAL. The determination by the Employer as to the amount to be contributed by the Employer hereunder shall be in all respects final, binding, and conclusive on all persons or parties having or claiming any rights under this agreement or under the Plan and Trust created hereby. Under no circumstances and in no event shall any Participant, Beneficiary, or other person or party have any right to examine the books or records of the Employer.

         (g) RIGHTS OF TRUSTEE AS TO CONTRIBUTIONS. The Trustee shall have no duty to report any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be accountable only for funds actually received by the Trustee.

          2.2.2 ELECTIVE CONTRIBUTIONS BY THE EMPLOYER ON BEHALF OF ELECTING EMPLOYEES.

         (a) AMOUNT OF CONTRIBUTION. Each Employee may elect to have the Employer contribute to the Trust on his behalf for any Plan Year during which he is a Participant such amounts expressed either in dollars or in whole percentages of his Compensation as he may elect which would otherwise be payable by the Employer as Compensation (but not to exceed the dollar limitation provided by Section 402(g) of the Code as in effect at the beginning of the taxable year); provided that the Employer may impose reasonable limitations in a uniform, nondiscriminatory manner on the amounts which may be so contributed in order to satisfy applicable legal requirements and to assure the deductibility of amounts contributed by the Employer to the Plan and any other qualified plan of deferred compensation.

    (b) ELECTION. The Plan Administrator shall determine the manner in which a Participant may elect to have Elective Contributions made to the Plan on his behalf. The Plan Administrator shall establish reasonable periods during which the election may be made, modified or revoked. Unless the Plan Administrator establishes another period during which the election may be made, modified or revoked, any such election may be made, modified or revoked during the first and last months of the Plan Year. An election by an Employee may not be made retroactively and once made shall remain in effect until modified or terminated.

    (c) PAYMENT OF CONTRIBUTION. Elective Contributions shall be remitted by the Employer within two and one-half months after such amount would have otherwise been payable to the Participant. The Employer shall designate, in accordance with the Participant's election, the Plan Year to which any such contributions which are made after the end of the Plan Year pertain.

    (d) SEGREGATED FUND. Unless an Elective Contribution on behalf of a Participant is received by the Trustee within the time prescribed by the Plan Administrator prior to a Valuation Date, the Plan Administrator shall direct the Trustee to establish a Segregated Fund with respect to such contribution. The funds contained in such Segregated Fund shall be transferred to the Trust Fund in accordance with the instructions of the Plan Administrator and such transfer shall be deemed to have been made as of such next succeeding Valuation Date. If an Elective Contribution on behalf of a Participant is received by the Trustee within the period prescribed by the Plan Administrator, such contribution shall be added to the Trust Fund. Notwithstanding the foregoing, if the Trust Fund is invested in such a manner that the Plan Administrator can determine, with a reasonable degree of certainty, that portion of the adjustment to fair market value which is attributable to Elective Contributions received by the Trustee other than within such period, then the Plan Administrator shall direct the Trustee to add any such Elective Contributions to the Trust Fund at the time the Trustee receives such Elective Contributions.

         (e) HARDSHIP DISTRIBUTIONS. An Employee may not have Elective Contributions made on his or her behalf for the taxable year following the taxable year of a hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of the Employee's Elective Deferrals' for the taxable year of the hardship distribution.

         2.2.3   EMPLOYEE CONTRIBUTIONS.

         (a) AMOUNT OF CONTRIBUTION. An Employee is neither required nor permitted to contribute to the Plan for any Plan Year beginning after 1986. The Plan Administrator shall not accept deductible employee contributions attributable to any Plan Year.

         2.2.4 RETURN OF CONTRIBUTIONS. Qualified Non-Elective, Non-Elective and Matching Contributions shall be returned to the Employer in the following instances:

         (a) If a Qualified Non-Elective, Non-Elective or Matching Contribution is made by the Employer by mistake of fact, then the contribution shall be returned within one year after its payment upon the Employer's written request.

         (b) If a Qualified Non-Elective, Non-Elective or Matching Contribution is conditioned on initial qualification of the Plan under the applicable sections of the Code, and the Commissioner of Internal Revenue determines that the Plan does not qualify, then the contribution made incident to the initial qualification by the Employer shall be returned within one year after the date of denial of initial qualification of the Plan; provided that the application for initial qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Each Qualified Non-Elective, Non-Elective and Matching Contribution is conditioned upon the deductibility of the contribution under the applicable sections of the Code and to the extent of a disallowance of the deduction for part or all of the contribution, the contribution shall be returned within one year after such disallowance upon the Employer's written request.

                                     ARTICLE III

                                     ALLOCATIONS

         2.3.1 NON-ELECTIVE CONTRIBUTION. As of each Anniversary Date, the Non-Elective Contribution made by the Employer including any forfeitures with respect to the preceding Plan year shall be allocated among the Employer Accounts of Participants who have completed at least 1,000 Hours of Service during the Plan Year, in the following manner:

         (a) Non-Elective Contributions and forfeitures for the Plan Year shall be allocated to each Participant's Employer Account in the ratio that each Participant's Compensation for the Plan Year bears to all Participants' Compensation for that year.

         (b) Notwithstanding anything contained in this Section to the contrary, if the employment of a Participant is terminated during a Plan year by reason of retirement, disability or death, as provided in Section 2.4.2, an allocation of contributions and forfeitures shall be made to the Employer Account of such Participant for the Plan Year during which his employment was so terminated, regardless of whether he has completed 1,000 Hours of Service during said Plan Year;

         (c) Notwithstanding anything contained in this Section to the contrary, if the employment of a Participant is terminated during a Plan Year by reason of resignation or discharge as provided in Section 2.4.2(f), no allocation of contributions or forfeitures shall be made to the Employer Account of such Participant for the Plan Year during which his employment is terminated.

         2.3.2 MINIMUM ALLOCATION. In the event the Plan becomes a Top-Heavy Plan during any Plan Year, the provisions of
Section 2.6.1(a) shall apply.

         2.3.3 FAIL-SAFE ALLOCATION. Notwithstanding any provision of the Plan to the contrary, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Section 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) of the Code and the regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for the Plan Year, an additional contribution shall be made by the Employer and shall be allocated to the Employer Accounts of affected Participants subject to the following provisions:

         (a) The Participants eligible to share in the allocation of the Employer's contribution shall be expanded to include the minimum number of Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the relevant Section of the Code. The specific Participants who shall become eligible are those Participants who are actively employed on the last day of the Plan Year who have completed the greatest number of Hours of Service during the Plan Year.

         (b) If the applicable test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are not employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service during the Plan Year.

         (c) A Participant's accrued benefit shall not be reduced by any reallocation of amounts that have previously been allocated. To the extent necessary, the Employer shall make an additional contribution equal to the amount such affected Participants would have received if they had originally shared in the allocations without regard to the deductibility of the contribution. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

         2.3.4 MATCHING CONTRIBUTIONS. As of the next Valuation Date, the Matching Contribution made by the Employer with respect to the preceding Plan Year, and forfeitures, shall be allocated in the following manner:

         (a) The Matching Contribution, including any forfeitures shall be allocated among the Matching Accounts of Participants who have completed at least an Hour of Service during the Plan Year and for whom Elective Contributions were made in an amount equal to 100 percent of the Elective Contributions made on behalf of each Participant.

         (b) Notwithstanding anything contained in this Section to the contrary, if the employment of a Participant is terminated during a Plan Year by reason of death, retirement, disability, resignation or discharge as provided in Section 2.4.2(f), an allocation of Matching Contributions or forfeitures shall be made to the Employer Account of such Participant for the Plan Year during which his employment is terminated.

         2.3.5 ELECTIVE CONTRIBUTIONS. The Elective Contributions by the Employer on behalf of an electing Employee shall be allocated to the Elective Contribution Account of such electing Employee as of the Anniversary Date of the Plan Year to which the Elective Contribution pertains.

         2.3.6 QUALIFIED NON-ELECTIVE CONTRIBUTIONS. The Qualified Non-Elective Contributions made by the Employer with respect to the preceding Plan Year shall be allocated to the Qualified Non-Elective Contribution Account solely on behalf of Participants who are not Highly Compensated Employees to the extent necessary to satisfy the ACP test or the ADP test. The Qualified Non-Elective Contributions shall be allocated among affected Participant's as needed to satisfy the ADP/ACP test.

         2.3.7 LIMITATION. The allocation of Employer contributions must satisfy the requirements of Section 416 of the Code. Neither Elective Contributions nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement imposed by
Section 416.

                                      ARTICLE IV

                                       BENEFITS

         2.4.1 DISTRIBUTABLE BENEFIT. At such time that the employment of a Participant terminates for any reason, he or his Beneficiary shall be entitled to a benefit equal to the vested and nonforfeitable interest in his Accounts as of the Distribution Determination Date. The Accounts shall include the allocable share of contributions and forfeitures, if any, which may be allocated to the Accounts as of such Distribution Determination Date, and shall be determined after making the adjustments for which provision is made in the Plan.

         2.4.2 VESTING. A Participant shall at all times be one hundred percent (100%) vested and have a nonforfeitable interest in his Elective Contribution Account, Qualified Non-Elective Contribution Account, Voluntary Account and Segregated Account. The vested and nonforfeitable interest of the Participant in his Controlled Account shall be determined by reference to the Account from which the funds were originally transferred. The vested and nonforfeitable interest in a Participant's Employer Account and Matching Account shall be determined as herein after provided.

         (a) NORMAL RETIREMENT. If a Participant terminates employment at his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (b) DEFERRED RETIREMENT. If a Participant continues in active employment following his Normal Retirement Age, he shall continue to participate under the Plan. From and after his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (c) DISABILITY. If the employment of a Participant is terminated prior to his Normal Retirement Age as a result of a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve (12) months and which renders him incapable of performing his duties, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and

Matching Account. All determinations in connection with the permanence and degree of such disability shall be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

    (d) DEATH. In the event of the death of a Participant, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

    (e) TERMINATION OF PLAN. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), each Participant shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account. In the event of a partial termination of the Plan, each Participant with respect to whom such partial termination has occurred shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

    (f) EARLY RETIREMENT, RESIGNATION OR DISCHARGE. If the employment of a Participant terminates by reason of early retirement, resignation or discharge prior to his Normal Retirement Age, he shall be vested and have a nonforfeitable interest in a percentage of his Employer Account and Matching Account determined, except as provided below, by taking into account all of his Years of Service as of such termination date in accordance with the following schedule:


    Years of  Service                Percent Vested

    Less than  1                       0%
    1 but less  than   2               0%
    2 but less  than   3               0%
    3 but less  than   4               30%
    4 but less  than   5               40%
    5 but less  than   6               60%
    6 but less  than   7               80%
    7 or more                          100%

         2.4.3 LEAVE OF ABSENCE. A temporary cessation from active employment with the Employer pursuant to an authorized leave of absence in accordance with the nondiscriminatory policy of the Employer, whether occasioned by illness, military service or any other reason shall not be treated as either a termination of employment or a Break in Service provided that the Employee returns to employment prior to the end of the authorized leave of absence.

         2.4.4 RE-EMPLOYMENT. In the event that the Participant is re-employed during a Plan Year subsequent to the Plan Year encompassing the Distribution Determination Date, he shall be given credit for Years of Service preceding the Break in Service for the purpose of determining his vested and nonforfeitable interest in his share of Employer contributions and forfeitures allocated to his Employer Account after such re-employment. Years of Service completed by the Participant after such re-employment shall not increase his vested and nonforfeitable interest in his Employer Account on the Distribution Determination Date as of which his Distributable Benefit is determined preceding such re-employment unless the Participant is re-employed before he incurs five
(5) consecutive Breaks in Service.

In the case of any Participant who has a Break in Service, Years of Service before the Break in Service shall not be taken into account until he has completed a Year of Service after his return to employment.

In the case of a Participant who does not have any vested and nonforfeitable right under the Plan to an accrued benefit derived from Employer contributions, Years of Service before any period of consecutive Breaks in Service shall not be taken into account in the event of re-employment if the number of consecutive Breaks in Service within the period equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such period. Any Years of Service which are not taken into account by reason of such period of Breaks in Service shall not be taken into account in applying the foregoing to a subsequent period of Breaks in Service.

         2.4.5 DISTRIBUTION DETERMINATION DATE. The Distribution Determination Date shall be determined as hereinafter provided.

         (a) LESS THAN 100% VESTED. If the employment of a Participant terminates and the Participant has less than a one hundred percent (100%) vested and nonforfeitable interest in his Employer Account as of the date of such termination, the Distribution Determination Date shall be the Valuation Date coinciding with or following the date of termination, provided that he is not re-employed on the last day of such Plan Year.

         (b) FULLY VESTED. For a Participant who is fully vested but who terminates employment prior to death, total and permanent disability or retirement at his retirement date, the Distribution Determination Date shall be the Valuation Date coinciding with or following the date of termination.

    For a Participant who terminates employment as a result of death, total and permanent disability or retirement at his retirement date, the Distribution Determination Date shall be the Valuation Date coinciding with or following the date of termination.

    In the case of a Participant's interest in a Voluntary Account or a Segregated Account attributable to a rollover contribution from another plan, the Distribution Determination Date is the Valuation Date coinciding with or following the date of termination.

         (c) TERMINATION OF PLAN. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), the Distribution Determination Date shall be the date of such termination. In the event of a partial termination of the Plan, as to each Participant with respect to whom such partial termination has occurred, the Distribution Determination Date shall be the Anniversary Date coinciding with or immediately following the date of such partial termination.

         (d) OTHER. Except as provided above, the Distribution Determination Date shall be the Anniversary Date coinciding with or next following the termination of employment of the Participant.

         (e) DISTRIBUTIONS FOLLOWING DISTRIBUTION DETERMINATION DATE. Subject to the necessity, if any, of obtaining the consent of a Participant and spouse, distribution of a Participant's Distributable Benefit shall commence within a reasonable period a-f ter the Distribution Determination Date, unless otherwise elected by the Participant in accordance with the provisions of the Plan or as required by the provisions of the Plan.

         2.4.6 FORFEITURES. If an Employee terminates service, and the value of the Employee's vested account balance derived from employer and employee contributions is not greater than $3,500 and the Employee receives a distribution of the value of the entire vested portion of such account balance, the nonvested portion shall be treated as a forfeiture as of the last day of the Plan Year in which the Participant's entire nonforfeitable interest in such Account is distributed from the Plan. If the value of an Employee's vested account balance is zero, the Employee shall be deemed to have received a distribution of such vested account balance. A participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

If an Employee terminates service, and elects, in accordance with the provisions of the Plan, to receive the value of the employee's vested account balance, the nonvested portion shall be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the vested employer derived account balance.

If an Employee receives a distribution and the Employee resumes employment covered under the Plan, the Employee's employer-derived account balance shall be restored to the amount on the date of distribution if the Employee repays to the plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distribution, If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Employee, the employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

Any portion of a Participant's Employer or Matching Account with respect to which he is not vested shall be deemed a forfeiture as of the last day of the Plan Year in which the Participant's entire nonforfeitable interest in such Account is distributed from the Plan.

Forfeitures from the Employer Account shall be allocated to the Employer Account of Participants who are entitled by reason of re-employment to restoration of a prior forfeiture and any remaining forfeitures shall be allocated in the same manner as a contribution by the Employer.

Forfeitures from the Matching Account shall be allocated to the Matching Account of Participants who are entitled by reason of re-employment to restoration of a prior forfeiture and any remaining forfeitures shall in the same manner as -a contribution by the Employer, except that the administrative expenses of the Plan may first be deducted from the forfeitures to be allocated in any Plan Year and the remaining forfeitures then allocated to the respective Accounts from which they arose.

Notwithstanding any provision herein to the contrary, forfeitures resulting from contributions by an Employer shall not be reallocated for the benefit of another adopting Employer. If a Participant is entitled to a restoration of a forfeiture which has not otherwise been provided for, the amount to be restored shall be restored BY allocating forfeitures arising in the Plan Year of restoration to the Participant's Account to the extent thereof and an additional contribution by the Employer allocated to the Participant's Account to the extent that allocable forfeitures are insufficient.

                                      ARTICLE V

                                    DISTRIBUTIONS

    2.5.1    COMMENCEMENT OF DISTRIBUTION.

    (a) IMMEDIATE DISTRIBUTION. If the employment of a Participant is terminated for any reason other than resignation or discharge prior to his Normal Retirement Date, distribution of his Distributable Benefit shall begin in accordance with the Participant's election at any time after the earlier of the date determined under subsection (b) below or within a reasonable period after the Distribution Determination Date as of which his Distributable Benefit is determined; provided that, if he has not incurred a Break in Service, he is not reemployed prior to the date of the commencement of distributions.

    (b) DEFERRED DISTRIBUTION. Unless the Participant elects either earlier commencement in accordance with the provisions of the Plan or to further defer distribution, if the employment of a Participant is terminated by reason of resignation or discharge prior to either his Early Retirement Date or his Normal Retirement Date, distribution of his Distributable Benefit shall be deferred and commenced on the sixtieth (60th) day after the close of the later of the following Plan Years:

         (i) The Plan Year during which the Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;

         (ii) The Plan Year during which the tenth (10th) anniversary of the commencement of the Participant's participation in the Plan occurs; or

         (iii) The Plan Year during which the Participant terminates service with the Employer.

If distribution is so deferred, unless otherwise determined by the Plan Administrator, the Trustee at the Plan Administrator's direction shall transfer the Distributable Benefit to a Segregated Fund from which distribution shall thereafter be made.

Such transfer shall be made as of the Distribution Determination Date. Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 2.5.2, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

    (c) REQUIRED DISTRIBUTION. Notwithstanding anything herein to the contrary, unless the Participant has made an appropriate elections BY December 31, 1983 to defer distribution which hat not been revoked or modified, the Participant's benefit shall be distributed to the Participant not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2 (the required beginning date) or shall be distributed, commencing not later than April 1 of such calendar year in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a beneficiary designated by the Participant. The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. Unless otherwise elected by the Participant (or spouse, if distributions begin after death and the spouse is the designated beneficiary), by the time distributions are required to begin, the life expectancy of the Participant and the Participant's spouse shall be recalculated annually. Other than for a life annuity, such election shall be irrevocable as to the Participant or spouse and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated. Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of
Section 1.72-9 of the Treasury Regulations.

For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor then determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the, applicable life expectancy as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2. The minimum distribution for subsequent calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

    (d) DISTRIBUTION AFTER DEATH. Unless the Participant has made an appropriate election by December 31, 1983 to extend the period of distribution after his death and the election has not been revoked or modified, the following provisions shall apply. If distribution of the Participant's benefit has begun and the Participant dies before his entire benefit has been distributed to him, the remaining portion of such benefit shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

If the Participant dies before the distribution of his benefit has begun, the entire interest of the Participant shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the death of such Participant, provided that if any portion of the Participants benefit is payable to or for the benefit of a designated beneficiary and such portion is to be distributed in accordance with regulations issued by the Secretary of the Treasury over the life of, or over a period not extending beyond the life expectancy of such designated beneficiary, such distributions shall begin not later than December 31 of the calendar year immediately following the calendar year of the Participant's death or such later date as may be provided by regulations issued by the Secretary of the Treasury.

If the designated beneficiary is the surviving spouse of the Participant the date on which the distributions are required to begin shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant died and December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the surviving spouse thereafter dies before the distributions to such spouse begin and any benefit is payable to a contingent beneficiary, the date on which distributions are required to begin shall be determined as if the surviving spouse were the Participant.

If the Participant has not specified the manner in which benefits are payable by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

    (e) Payments to Children. In accordance with regulations issued by the Secretary of the Treasury, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under such regulations).

    (f) Incidental Death Benefit Distributions. Any distribution required by the rules applicable to incidental death benefits shall be treated as a distribution required by this Section. All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

    (g) DISTRIBUTIONS. For the purposes of this section, distribution of a Participant's interest is considered to begin on the Participant's required beginning date or the date distribution is required to begin to the surviving spouse. If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

    (h)  DEFINITIONS.

         (1) APPLICABLE LIFE EXPECTANCY. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

         (2) DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the proposed regulations thereunder.

         (3) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin.

         (4) PARTICIPANT'S BENEFIT.

             (1) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

             (ii) Exception for second distribution calendar year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

         (5) REQUIRED BEGINNING DATE.

             (i) GENERAL RULE. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2

             (ii) TRANSITIONAL RULES. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (I) or (II) below:

                 (I) NON-5-PERCENT OWNERS. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                 (II) 5-PERCENT OWNERS. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                        (A) the calendar year in which the Participant attains age 70 1/2 or

                        (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

    The required beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

         (iii) 5-PERCENT OWNER. A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

         (iv) Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

(i)TRANSITIONAL RULE.

    (1) Notwithstanding the other requirements of this Section and subject to the requirements of Section 2.5.2, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (a) The distribution by the trust is one which would not have disqualified such trust under Section 401 (a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                 (b) The distribution is in accordance with a method of
             distribution designated by the employee whose interest in the trust is being distributed or, if the employee is deceased, by a beneficiary of such employee.

                 (c) Such designation was in writing, was signed by the
             employee or the beneficiary, and was made before January 1, 1984.

         2.5.2 METHOD OF DISTRIBUTION. Subject to the provisions of Section
    2.5.1 above and any security interest in a loan from the plan for which any necessary spousal consent has been obtained (to the extent such security interest is used as repayment of the loan), distribution shall be made by one of the following methods, as determined in accordance with the election of the Participant (or in the case of death, his Beneficiary) with such spousal consents as may be required by law in any of the following methods:

         (a) In a single distribution; provided that if the Employer has applied a consistent policy since the first Plan Year beginning after 1988, the Employer may require a Participant who is a Highly Compensated Employee or who is otherwise entitled to receive a lump sum distribution in excess of $25,000.00 to execute a covenant not to compete with the Employer which shall provide that the Participant agrees that he shall not solicit the business of any person or entity doing business with the Employer at any time within the twelve month period prior to the date of termination of his employment and, in addition, shall not engage in any business, whether as a sole proprietor, partner, joint venturer, shareholder, employee, independent contractor, agent or otherwise, which is in competition with the business of the Employer for a period not exceeding two (2) years form the date of such distribution within fifty (50) miles of the principal offices of the Employer or containing such alternative provisions as determined by the Employer.

         (b) Any alternative method of equivalent value contained in the Plan at any time on or after the first day of the first Plan Year beginning after 1988 to which the Participant consents.

         (c) INCIDENTAL DEATH BENEFITS. For calendar years beginning before January 1,1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         (d) CONSENTS. If the value of a Participant's vested account balance derived from Employer and Employee contributions does not exceed (and at the time of any prior distribution did not exceed) $3,500, the consent of the Participants and his or her spouse shall not be required; provided that if such value exceeds $3,500, the Participant and spouse (or where either has died, the survivor) must consent to any distribution of such account balance.

    The consent shall be obtained in writing within the 90 day period ending on the annuity starting date. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of the Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance in the Plan may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

         (e) ZERO BENEFITS. If the value of the Participant's vested and nonforfeitable interest in the Plan at the time of his termination of employment is zero, the Participant shall be deemed to have received a distribution of such interest.

         (f) RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance in the Plan is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Participant's account balance in the Plan is immediately distributable. Furthermore,, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable.

    The Participant's account balance is immediately distributable if any part of the Participant's account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of age 62 or the Normal Retirement Age.

         (g)  TRANSITIONAL RULES.

              (1) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the@,previous sections of the article must be given the opportunity to elect to have the prior sections of this article apply if such Participant is credited with at least one hour of service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant has at least 10 years of vesting service when he or she separated from service.

              (2) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one hour of service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section (4) below.

              (3) The respective opportunities to elect (as described above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

              (4) Any Participant who has elected pursuant to Section (2) above and any Participant who does not elect under Section (1) or who meets the requirements of Section (1) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

              (i) AUTOMATIC JOINT AND SURVIVOR ANNUITY. If benefits in the form a life annuity become payable to a married Participant who:

                   (1) begins to receive payments under the Plan on or after normal retirement age; or

                   (2) dies on or after normal retirement age while still working for the Employer; or

                   (3) begins to receive payments on or after the qualified early retirement age; or

                   (4) separates from service on or after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

         then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

              (ii) ELECTION OF EARLY SURVIVOR ANNUITY. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the day before his or her death.

         Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

              (iii) FOR PURPOSES OF THIS SECTION (4):

                   (1) Qualified early retirement age is the later of:

                        (i) the earliest date, under the Plan, on which the
                   Participant may elect to receive retirement benefits,

                        (ii) the first day of the 120th month beginning before
                   the Participant reaches normal retirement age, or

                        (iii) the date the Participant begins
                   participation.

                   (2) Qualified joint and survivor annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as otherwise described in the Plan.

         2.5.3 NATURE OF DISTRIBUTIONS. The nature of the distribution of a Participant's Distributable Benefit shall be as hereinafter provided.

         (a) TRUST FUND AND SEGREGATED FUNDS. Subject to the Joint and Survivor Annuity requirements, except as provided in subsection (b) with regard to Life Insurance Policies, distribution of a Participant's Distributable Benefit shall consist of cash or property, or an annuity contract as provided in Section 5.2 above.

         (b) INSURANCE POLICIES. In the event that the Trustee has purchased Life Insurance Policies on the life of the Participant, the values and benefits available with respect to each such Policy shall be distributed as follows:

              (i) If the Participant's employment terminates for any reason other than death, then the Trustee shall either surrender the Life Insurance Policy for its available cash value and distribute the proceeds as provided in subsection (a) above or, at the election of the Participant, distribute the Life Insurance Policy to the Participant, provided the Participant has a vested and nonforfeitable interest in his Accounts in an amount at least equal to the cash value thereof.

              (II) If the Participant's employment terminates by reason of death, the beneficiary designated by the Participant in accordance with the terms of the Plan shall be entitled to receive from the Trustee the full amount of the proceeds thereof.

    The Trustee shall apply for and be the owner of any Policies purchased under the terms of the Plan. The Policies must provide that the proceeds are payable to the Trustee subject to the Trustee's obligation to pay over the proceeds to the designated Beneficiary. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any Policies purchased hereunder, the Plan provisions shall control.

         2.5.4 ADVANCE DISTRIBUTIONS. After a Participant's employment has terminated and before he is otherwise entitled to distribution of his Distributable Benefit but in no event earlier than the Valuation Date coincident with or following the date of termination the Trustee upon the request of the Participant or Beneficiary shall make advance distributions to him or to his Beneficiary. The aggregate of such an advance distribution shall not exceed the sum of the vested and nonforfeitable interest in the Participant's Accounts.

An Employee who terminates service and elects to receive the value of the Employee's vested account balance shall forfeit the nonvested portion. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the nonvested portion that is treated as a forfeiture is the total nonvested portion multiplied BY a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

Except as otherwise provided in the preceding paragraph, if a Participant receives a distribution which reduces the balance in his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account, the amount, if any, of the Participant's vested and nonforfeitable interest in the undistributed balance of said Account on his Accrual Date shall be transferred to a Segregated Account and shall not be less than an amount ("XI") determined by the formula: X = P (AB + (R x D)) - (R x D). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; and D is the amount of the distribution; and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

A Participant who terminates employment and receives a distribution of an amount deducted from his Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account and who subsequently again becomes an Employee may repay the full amount of such distribution before he incurs five (5) consecutive Breaks in Service following the date of the distribution but in no event later than the fifth (5th) anniversary of the date of his reemployment; provided, however, that in the event of repayment neither the Trust nor the Employer shall be liable for any federal or state income tax resulting from the distribution and the Participant shall indemnify and hold harmless the Trust and the Employer for and from any such liability. In the event of such repayment, the Employer Account of the Participant shall be credited with the full amount of such repayment and the previously undistributed balance.

In the event the Participant fails to repay the full amount of such distribution within the time permitted for repayment, the non-vested and forfeitable portion of the previously undistributed balance of his Employer Account which had been transferred to a Segregated Account shall be deemed a forfeiture as of the last day of such period. If a Participant is deemed to receive a distribution because his vested and nonforfeitable interest at the time of his termination of employment is zero and the Participant resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Participant, the employer-derived account balance of the Participant shall be restored to the amount on the date of the deemed distribution.

         2.5.5     IN SERVICE DISTRIBUTIONS.  In Service
Distributions are not permitted.

         2.5.6 HARDSHIP DISTRIBUTIONS. A Participant may request a distribution from the Plan as a result of immediate and heavy financial needs of the Participant to the extent that the distribution is necessary to satisfy such financial needs. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code. The determination of whether a Participant has an immediate and heavy financial need shall be made by the Plan Administrator on the basis of all relevant facts and circumstances. A distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

         (a) Deductible medical expenses described in Section 213(d) of the Code incurred or necessary for medical care of the Participant, his spouse or dependents;

         (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

         (c) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

         (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

         (a) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

         (b) All plans maintained by the Employer provide that the Participant's elective Deferrals and employee contributions shall be suspended for twelve (12) months after the receipt of the hardship distribution;

         (c) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution); and

         (d) All plans maintained by the Employer provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

In the event of such distribution, when a Participant is less than one hundred percent (100%) vested in his Employer Account or Matching Account, the vested interest in the Employer Account or Matching Account shall thereafter be determined in accordance with Section 2.5.4 of the Plan.

Distributions may be taken from only the Participant's Account balances attributable to the following:

         - Elective Contribution Account

                                      ARTICLE VI

                           CONTINGENT TOP HEAVY PROVISIONS

         2.6.1 TOP HEAVY REQUIREMENTS. If the Plan becomes a Top Heavy Plan during any Plan YEAR, the following provisions shall supersede any conflicting provisions in the Plan or Trust and apply for such Plan Year:

         (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3 percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the plan), or (ii) the Participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum allocations.

    For purposes of computing the minimum allocation, Compensation shall mean a Participant's W-2 compensation.

    The minimum allocation provided above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

    The minimum allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

         (b) References in Section 3.2.1(d), pertaining to combined plan limitations, to 111.25" shall be applied by substituting 111.01, for "1.2511 therein. Reference in Section 3.2.1(e), pertaining to a special transition rule, to $51,875" shall be applied BY substituting "$41,500" for "$51,8751, therein.

         (c) The vested and nonforfeitable interest of each Participant shall be-equal to the percentage determined under the following schedule if greater than the percentage determined under Section 2.4.2:



         Years of Service              Percent Vested
         ----------------              --------------

         Less than 1                        0%
         1 but less than 2                  2%
         2 but less  than 3                 20%
         3 but less  than 4                 40%
         4 but less  than 5                 60%
         5 but less  than 6                 80%
         6 or more                          100%


    The top-heavy minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan becomes top-heavy.

    If the Plan ceases to be a Top Heavy Plan, the vesting which occurs while the Plan is a Top Heavy Plan shall not be cutback. Any minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under Section 411(a)(3)(B) or (D) of the Code.

         2.6.2 TOP HEAVY DEFINITIONS. The following terms, as used in this Plan, shall have the following meaning:

         (a) "KEY EMPLOYEE": An Employee or former employee who, at any time during the Determination Period is either:

              (i) an officer of the Employer having an Annual Compensation greater than fifty (50%) percent of the amount in effect; under
         Section 415 (b) (1) (A) of the Code;

              (ii) an owner (or a person considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individuals Annual Compensation from the Employer is more than the limitation in effect under Section 415(c)(1)(A) of the Code;

              (iii) any person who owns directly or indirectly more than five (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer;

              (iv) any person who owns directly or indirectly more than one (1%) percent of the outstanding stock of the Employer or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer and having an Annual Compensation from the Employer of more than $150,000; or

              (v) any beneficiary of a Key Employee.

    The determination of who is a Key Employee shall be made in accordance with
    Section 416(i)(1) of the Code and the regulations thereunder.

         (b) "AGGREGATION GROUP": Each qualified retirement plan of the Employer in which a Key Employee is a participant and each other qualified retirement plan of the Employer which enables any plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or
    Section 410 of the Code.

         (c) "ANNUAL COMPENSATION": Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

         (d) "TOP-HEAVY PLAN": For any Plan Year beginning after December 31, 1983, the plan is top-heavy if any of the following conditions exists:

              (i) If the top-heavy ratio for the plan exceeds 60 percent and the plan is not part of any required aggregation group or permissive aggregation group of plans.

              (ii) If the plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

              (iii) If the plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

         (e)"TOP-HEAVY RATIO":

              (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

              (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

              (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service with any Employer maintaining the plan at any time during the 5-year period ending on the Determination Date will be disregarded.

         The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

         (f) "PERMISSIVE AGGREGATION GROUP": The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

         (g)  "REQUIRED AGGREGATION GROUP":

              (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated).

              (ii) Any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

         (h) "DETERMINATION DATE": For any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

         (i) "VALUATION DATE": The date elected by the Employer as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio. The top-heavy valuation date shall be the last day of the Plan Year.

         (j) "PRESENT VALUE": Present value shall be based only ON the interest and mortality rates.

         (k) "DETERMINATION PERIOD": The Plan Year containing the Determination Date and the four (4) preceding Plan Year.

         (1)  "NON-KEY EMPLOYEE": An Employee who is not a Key Employee.

                                     ARTICLE VII

                               SPECIAL CODA LIMITATIONS

         2.7.1 LIMITATION ON DEFERRAL PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES. Notwithstanding any provision herein to the contrary, the actual deferral percentage for all Highly Compensated Employees for each Plan Year must not exceed the actual deferral percentage for all other Employees eligible to participate by more than the greater of:

         (a) the actual deferral percentage of such other Employees multiplied by 1.25; or

         (b) the actual deferral percentage of such other Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the actual deferral percentage of such other Employees.

    For purposes hereof, the actual deferral percentages for a Plan Year for all Highly Compensated Employees and for all other Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Elective Contributions and Qualified Non-Elective Contributions paid under the Plan on behalf of each such Employee for such Plan Year including Excess Elective Deferrals to the Employee's Compensation for such Plan Year whether or not the Employee was a Participant for the entire Plan Year, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of those Elective Deferrals). An Employee who would be a Participant but for the failure to have Elective Contributions made on his behalf shall be treated as a Participant on whose behalf no Elective Contributions are made. For purposes of calculating the actual deferral percentages of Highly Compensated Employees who are 5 percent owners or among the ten most highly paid Employees, Elective Contributions and Qualified Non-Elective Contributions on behalf of a member of the Family of such Highly Compensated Employees shall be taken into account and Compensation of such Employees shall include the Elective Deferrals and Qualified Non-Elective Contributions and Compensation for the Plan Year of members of his Family (as determined in Section 414(q)(6) of the Code). A member of the Family of such Highly Compensated Employees shall be disregarded as a separate Employee in determining the actual deferral percentage both for Participants who are Highly Compensated Employees and for all other Employees.

    For purposes of determining the actual deferral percentage test, Elective Contributions and Qualified Non-Elective Contributions must be made before the last day of the twelve month period immediately following the Plan Year to which the contributions relate.

    The Employer shall maintain records sufficient to demonstrate satisfaction of the actual deferral percentage test and the amount of Qualified Non-Elective Contributions used in such test.

    The determination and treatment of the actual deferral percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.7.2  MULTIPLE PLAN LIMITATIONS.

         (a) The actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Contributions (and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the actual deferral percentage test) allocated to his or her Accounts under two or more arrangements described in Section 401(k), of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

         (b) In the event that this Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the actual deferral percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

         2.7.3  LIMITATION ON MATCHING CONTRIBUTIONS.
Notwithstanding any provision herein to the contrary, the average contribution percentage for all Highly Compensated Employees for each Plan Year must not exceed the average contribution percentage for all other Employees eligible to participate by more than the greater of:

         (a) the average contribution percentage of such other Employees multiplied by 1.25; or

         (b) the average contribution percentage of such other Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the average contribution percentage of such other Employees.

    For purposes hereof, the average contribution percentages for a Plan Year for all Highly Compensated Employees and for all other Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Matching Contributions paid under the Plan on behalf of each such Employee for such Plan Year, to the Employee's Compensation for such Plan Year whether or not the Employee was a Participant for the entire Plan Year. Such contribution percentage amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions.

    Such contribution percentage amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Accounts which shall be taken into account in the Plan Year in which such forfeiture is allocated. The Employer shall include only those Qualified Non-Elective Contributions that are needed to meet the ACP test.

    The Employer may also use Elective Deferrals in the contribution percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test. If an Elective Contribution or other contribution by an Employee is required as a condition of participation in the Plan, any Employee who would be a Participant if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no such contributions are made.

    The employer shall maintain records sufficient to demonstrate satisfaction of the average contribution percentage test and the amount of Qualified Non-Elective Contributions used in such test.

    The determination and treatment of the contribution percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.7.4.  SPECIAL RULES

         (a) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA shall be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's contribution percentage amount is reduced shall be treated as an Excess Aggregate Contribution.

    The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP test. Multiple use does not occur of either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Employees who are not Highly Compensated Employees.

         (b) The contribution percentage for any Participant who is a Highly Compensated Employee and who is eligible to have contribution percentage amounts allocated to his or her Accounts under two or more plans described in Section 401 (a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangement ending with or within the same calendar year shall be treated as a single arrangement.

         (c) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, the this section shall be applied by determining the contribution percentages of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

         (d) For purposes of determining the contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the contribution percentage amounts and Compensation of such participants shall include the contribution percentage amounts and Compensation for the Plan Year of members of the Family of such Highly Compensated Employees. Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the contribution percentage both for Participants who are Highly Compensated Employees and for all other Employees.

         (e) For purposes of determining the contribution percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions shall be considered made for a Plan Year if made no later than the end of the twelve month period beginning of the day after the close of the Plan Year.

         2.7.5 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of each calendar year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

Excess Elective Deferrals distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

         2.7.6 DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year.

If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective deferrals (and any amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

Excess Contributions distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Excess Contributions shall be distributed from the Participant's Elective Contribution Account in proportion to the Participant's Elective Deferrals for the Plan Year. Excess Contributions attributable to Qualified Non-Elective Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Contribution Account.

         2.7.7 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions (including both Elective Contributions and the Employer's Matching Contributions as well as any Voluntary Contributions), plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.

Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate Contributions attributable to each of such Employees. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

Excess Aggregate Contributions distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Forfeitures of Excess Aggregate Contributions shall be reallocated to the accounts of Employees who are not Highly Compensated Employees.

Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Matching Account and Voluntary Account (and, if applicable, the Participant's Elective Contribution Account).

         2.7.8 LIMITATION ON DISTRIBUTIONS. Except as otherwise provided in this Article, Elective Deferrals and Qualified Non-Elective Contributions and income allocable thereto are not distributable to a Participant or his or her Beneficiary in accordance with such Participant's or Beneficiary's election prior to separation from service, death or disability. Such amounts may, however, be distributed upon:

         (a) Termination of the Plan without the establishment of another defined contribution plan.

         (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

         (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

         (d)  The attainment of age 59 1/2.

         (e)  The Hardship of a Participant in accordance with
    Section 2.5.6.

    All such distributions are subject to the spousal and Participant consent requirements, if applicable, contained in Sections 401 (a) (11) and 417 of the Code.

         2.7.9 LIMITATION ON ELECTIVE DEFERRALS. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                                       PART III

                                      ARTICLE I

                                      ACCOUNTING

         3.1.1 ACCOUNTS. All income, profits, recoveries, contributions and any and all monies, securities and properties of any kind at any time received or held by the Trustee shall be held as a commingled Trust Fund, except to the extent such assets are transferred to a Segregated Fund or Controlled Fund. For accounting purposes, the Plan Administrator shall establish and maintain certain Accounts for each Participant. An Employer Account shall be established and maintained for each Participant to which shall be added the Participant's share of Non-Elective Contributions and forfeitures. A Matching Account shall be established and maintained for each Participant to which shall be added the Participant's share of Matching Contributions and forfeitures. A Qualified Non-Elective Contribution Account shall be established and maintained for each Participant to which shall be added the Participant's share of Qualified Non-Elective Contributions. If a Participant has previously made voluntary nondeductible employee contributions, the Plan Administrator shall establish and maintain a Voluntary Account for the Participant. If, in accordance with any of the provisions of the Plan, assets are either deposited initially or transferred to a Segregated Fund for the benefit of a Participant, the Plan Administrator shall establish and maintain a Segregated Account for the Participant. If a Participant elects to exercise investment control over all or a portion of his Accounts, the Plan Administrator shall establish and maintain a Controlled Account for the Participant.

         3.1.2 ADJUSTMENTS. As of each Valuation Date each Participant's Accounts shall be adjusted in the following order and manner.

         (a) DISTRIBUTIONS. Any distribution made to or on behalf of a Participant since the last preceding Valuation Date shall be deducted from the Participant's Account from which the distribution was made.

         (b) INSURANCE PREMIUMS. Payments made since the last preceding Valuation Date for Life Insurance Policies on the life of a Participant (including without limitation payments of premiums and interest on policy loans) shall be deducted from the Account of the Participant from which the payment was made.

    (c) ADJUSTMENT TO FAIR MARKET VALUE. The value of all monies, securities and other property in the Trust Fund, excluding Life Insurance Policies, SHALL be appraised by the Trustee at the then fair market value. In determining such value, all income and contributions, if any, received by the Trustee from the Employer or Participants on account of such year calculated under the method of accounting of the Trust shall be included and there shall be deducted all expenses determined in accordance with the method of accounting adopted by the Plan Administrator.

If the total net value of the Trust Fund so determined exceeds (or is less than) the total amount in the affected Accounts of all Participants, the excess (or deficiency) shall be added to (or deducted from) the respective Accounts of all Participants in the ratio that each such Participant's Account bears to the total amount in all such Accounts.

    (d) ADJUSTMENT OF SEGREGATED AND CONTROLLED ACCOUNTS. The value of all monies, securities and other property in each Participant's Segregated Account or Controlled Account, if any, but exclusive of Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income calculated under the method of accounting of the Trust shall be included and all expenses shall be deducted.

If the total net value of a Participant's Segregated Account or Controlled Account, as the case may be, so determined exceeds (or is less than) the previous balance in such Account, the excess (or deficiency) shall be added to (or deducted from) the Participant's respective Account.

    (e) INSURANCE DIVIDENDS. Dividends or credits received since the last preceding Valuation Date on any Life Insurance Policy on the life of a Participant shall be added to the Account of the Participant from which the premiums for such Life Insurance Policy have been paid.


    (f) CONTRIBUTIONS AND FORFEITURES. Each Participant's Account shall be increased BY that portion of the contribution and forfeitures which is allocated to him.

    (g) TRANSFERS FROM TRUST FUND. To the extent that funds in the Trust Fund attributable to a Participant's Account were transferred since the last preceding Valuation Date or are to be transferred to a Segregated Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

    (h) TRANSFERS TO TRUST FUND. To the extent that funds are transferred from a Segregated Fund of a Participant to the Trust Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account of the Participant to which the funds were transferred shall be increased.

    (i) TIME OF ADJUSTMENTS. Every adjustment to be made pursuant to this Section shall be considered as having been made as of the applicable Valuation Date regardless of the actual dates of entries, receipt by the Trustee of contributions by the Participant or the Employer for such Year, or the transfers of funds to or from Segregated Funds. The Trustee's determination as to valuation of trust assets and charges or credits to the individual Accounts of the respective Participants shall be conclusive and binding on all persons. If funds are transferred to a Segregated Fund as of any date other than a Valuation Date pursuant to the terms of the Plan, the adjustments to be made pursuant to this Section shall be made as of the date as of which the transfer is made, as if such date is a Valuation Date. If any Participant receives a distribution pursuant to the terms of the Plan as of any date other than a Valuation Date, then earnings will be credited solely as of the immediately preceding Valuation Date.

                                      ARTICLE II

                                     LIMITATIONS

         3.2.1 LIMITATIONS ON ANNUAL ADDITIONS. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition, subject to the adjustments hereinafter set forth, the amount of annual additions which may be credited to a Participant's Accounts during any Limitation Year shall in no event exceed the lesser of (a) thirty thousand dollars ($30,000.00) or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code as in effect for the Limitation Year or (b) twenty-five percent (25%) of the Participant's Compensation for the Plan Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the annual additions for the Limitation Year shall equal the maximum permissible amount. For these purposes, the maximum permissible amount is the maximum annual additions permitted on behalf of a Participant.

         (a) ANNUAL ADDITIONS. The term "annual additions" shall mean, the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

              (i) Employer contributions;

              (ii) Employee contributions;

              (iii) Forfeitures; and

              (iv) Amounts allocated after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer.

         Any excess amounts applied under subsections (b) and (c) below to reduce Employer contributions are considered annual additions for such Limitation Year.

              (b) EXCESSIVE ANNUAL ADDITIONS. Prior to determining a Participant's actual Compensation for a Limitation Year, the Employer may determine the maximum permissible Annual Addition for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year. Any Excessive Annual Addition attributable to nondeductible voluntary employee contributions made by a Participant to the extent they reduce the excess amount shall be returned to the Participant before any other adjustments are made.

         If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary. If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account.

         The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

         If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If a suspense account is in existence at any time during a Limitation Year, it shall not participate in the allocation of the Trust's investment gains and losses.

         (c) PARTICIPATION IN CERTAIN OTHER PLANS. If in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition during any Limitation Year, the annual additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the maximum permissible amount.

    If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

    Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in subsection (b) above. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

    If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

    If the excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

              (i)  the total excess amount allocated as of such date, times

              (ii) the ratio of (I) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to
         (II) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans. Any excess amount attributed to this Plan will be disposed in the manner described in subsection (b), above.

         For purposes hereof, the excess amount is the excess of the Participant's annual additions for the Limitation Year over the maximum permissible amount.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year.

              (d) COMBINED PLAN LIMITATION. In the event that a Participant in this Plan participates in a defined benefit plan (as defined in the applicable sections of the Code) maintained by the Employer, the sum of the "defined benefit plan fraction" plus the "defined contribution plan fraction" shall at no time exceed 1.0. Except to the extent that applicable law permits greater amounts to be provided on behalf of a Participant, in which event such law is hereby incorporated by reference, the foregoing fractions are defined as follows. The "defined benefit plan fraction" for any year is a fraction (i) the numerator of which is the projected annual benefit of the Participant under all the defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the year), and (ii) the denominator of which is the lesser of (A) the product of
         1.25 multiplied by the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code, or (B) the product of
         1.4 multiplied by one hundred (100%) percent of the Participant's average compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average, including any adjustments under Section 415(b) of the Code. Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986.

    The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987. The "defined contribution fraction" for any year is a fraction (i) the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds and individual medical accounts (as defined in Sections 419(e) and 415(l)(2) of the Code) maintained by the Employer, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for the current year and for all prior limitation years of service with the Employer, regardless of whether a defined contribution plan was maintained by the Employer: (A) the product of 1.25 multiplied by the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code, or (B) thirty-five (35%) percent of the Participant's compensation from the Employer for such plan year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

    The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

    The projected annual benefits under a defined benefit plan is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming the Participant continues employment until normal retirement age under the plan (or current age, if later), and the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

         (e) SPECIAL TRANSITION RULE FOR DEFINED CONTRIBUTION FRACTION. At the election of the Plan Administrator, in applying the provisions of subsection (d) above with respect to the defined contribution plan fraction for any year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under subsection (d) above for the year ending in 1982, multiplied by the "transition fraction". The "transition fraction" is a fraction (i) the numerator of which is the lesser of (A) $51,875 or (B) 1.4 multiplied by twenty-five (25%) percent of the Participant's compensation for the year ending in 1981, and (ii) the denominator of which is the lesser of (A) $41,500 or (B) twenty-five (25%) percent of the Participant's compensation for the year ending in 1981.

         (f) SPECIAL TRANSITION RULE FOR EXCESS BENEFITS. Provided that the Plan satisfied the requirements of Section 415 of the Code for the last Plan Year beginning before January 1, 1983, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution fraction computed in accordance with Section 415(e)(1) of the Code (as amended by the Tax Equity and Fiscal Responsibility Act of 1982) does not exceed 1.0 for such year, in accordance with regulations issued by the Secretary of the Treasury pursuant to the applicable provisions of the Code.

         (g) EMPLOYER. For purposes of this Section, employer shall mean the Employer that adopts this Plan and all members of a group of employers which constitutes a controlled group of corporations or trades or businesses under common control (as defined in Sections 414(b) and (c) of the Code, as modified by Section 415(h) of the Code), or an affiliated service group (as defined in Section 414(m) of the Code) of which the adopting employer is part and any other entity required to be aggregated with the Employer under Section 414(o) of the Code and the regulations issued thereunder.

         (h) COMPENSATION. For purposes of this Section, Compensation shall mean all of a Participant's: Section 415 Safe-harbor Compensation. Wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the course of employment for the Employer (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefit, reimbursements and expense allowances), but excluding:

              (I) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

              (II) Amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable.

              (III) Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option; and

              (IV) Other amounts which received special tax benefits or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
         Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

    For any self-employed individual, compensation shall mean earned income. For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

         (i) SHORT LIMITATION YEAR. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin within the Limitation Year in which the amendment is made. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum annual addition shall not exceed the defined contribution dollar limitation determined in accordance with Section 415(c)(1)(A) of the Code then in effect multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

    3.2.2     CONTROLLED BUSINESSES.   If this plan provides contributions or
benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) for the employees of this and all other trades or businesses.

If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this plan.

If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

         (a) own the entire interest in an unincorporated trade or business, or

         (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

    For purposes of the preceding sentence, an owner-employee, or two or more owner-employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.


                                         -81-
- -

                                     ARTICLE III

                                     FIDUCIARIES

         3.3.1 STANDARD OF CONDUCT. The duties and responsibilities of the Plan Administrator and the Trustee with respect to the Plan shall be discharged
(a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.

         3.3.2 INDIVIDUAL FIDUCIARIES. At any time that a group of individuals is acting as Plan Administrator or Trustee, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Any action taken by a group of individuals acting as either Plan Administrator or Trustee shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.

         3.3.3 DISQUALIFICATION FROM SERVICE. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.

         3.3.4 BONDING. Except as otherwise permitted by law, each Fiduciary or person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.

         3.3.5 PRIOR ACTS. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.

         3.3.6. INSURANCE AND INDEMNITY. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial or other administrative responsibility with respect to the Plan and Trust is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities and obligations under the Plan and under the Act; provided that any such insurance policy purchased with Plan assets permits subrogation by the Insurer against the Fiduciary in the case of breach by such Fiduciary. Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless such person, other than a corporate trustee, for and from any such liabilities, costs and expenses which are not covered by any such insurance, except to the extent that any such liabilities, costs or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.

         3.3.7 EXPENSES. Expenses incurred by the Plan Administrator or the Trustees in the administration of the Plan and the Trust, including fees for legal services rendered, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Plan Administrator or the Trustee and of their agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust. The Trustee shall have the authority to charge the Trust Fund for its compensation and reasonable expenses unless paid or contested by written notice by the Employer within sixty (60) days after mailing of the written billing by the Trustee.

All taxes of any and all kinds whatsoever which may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets. Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the Plan and Trust as a Trustee.

         3.3.8 AGENTS, ACCOUNTANTS AND LEGAL COUNSEL. The Plan Administrator shall have authority to employ suitable agents, custodians, investment counsel, accountants and legal counsel who may, but need not be, legal counsel for the Employer. The Plan Administrator and the Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee's satisfaction for any fees, costs and expenses to be incurred in connection therewith.

         3.3.9 INVESTMENT MANAGER. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any
(i) investment advisor registered under the Investment Advisors Act of 1940;
(ii) bank as defined in said Act; or (iii) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets. In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund which is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager's written acknowledgment that it is a fiduciary with respect to the Plan.

         3.3.10 FINALITV OF DECISIONS OR ACTS. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Plan Administrator or the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Plan Administrator or the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and Trust, such actions shall be upheld unless determined, to have been arbitrary and capricious.

         3.3.11 CERTAIN CUSTODIAL ACCOUNTS AND CONTRACTS. The term "Trustee" as used herein will also include a person holding the assets of a custodial account, an annuity Contract or other Contract which is treated as a qualified trust pursuant to Section 401(f) of the Code and references to the Trust Fund shall be construed to apply to such custodial account, annuity Contract or other Contract.

                                      ARTICLE IV

                                  PLAN ADMINISTRATOR

         3.4.1 ADMINISTRATION OF PLAN. The Plan Administrator shall be designated by the Employer from time to time. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The plan Administrator shall administer the Plan and shall construe and determine all questions of interpretation or policy 'in a manner consistent with the Plan. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as he shall deem necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified Plan pursuant to the Code, and shall comply with the terms of the Act. The Plan Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.

         (a) The Plan Administrator shall be charged with the duties of the general administration of the Plan, including but not limited to the following:

              (1) To determine all questions relating to the eligibility of an Employee to participate in the Plan or to remain a Participant hereunder.

              (2) To compute, certify and direct the Trustee with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder.

              (3) To authorize and direct the Trustee with respect to all disbursements from the Trust Fund.

              (4) To maintain all the necessary records for the administration of the Plan.

              (5) To interpret the provisions of the Plan and to make and publish rules and regulations for the Plan as the Plan Administrator may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its terms.

              (6)  To select the Insurer to provide any Life
         Insurance Policy to be purchased for any Participant hereunder.

              (7) To advise the Fiduciary with investment authority regarding the short and long-term liquidity needs of the Plan in order that the Fiduciary might direct its investment accordingly.

              (8) To advise, counsel and assist any Participant regarding any rights, benefits or elections available under the Plan.

              (9) To instruct the Trustee as to the management, investment and reinvestment of the Trust Fund unless the investment authority has been delegated to the Trustee or an Investment Manager.

         (b) The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time by the Secretary of Labor, the Secretary of the Treasury or other governmental authorities.

         (c) Whenever it is determined by the Plan Administrator to be in the best interest of the Plan and its Participants or Beneficiaries, the Plan Administrator may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

         (d) The Plan Administrator shall be responsible for procuring bonding for all persons dealing with the Plan or its assets as may be required by law.

         (e) In the event this Plan is required to file reports or pay premiums to the Pension Benefit Guaranty Corporation, the Plan Administrator shall have the duty to prepare and make such filings, to pay any premiums required, whether for basic or contingent liability coverage, and shall be charged with the responsibility of notifying all necessary parties of such events and under such circumstances as may be required by law.

         3.4.2 DISCLOSURE REQUIREMENTS. Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive from the Plan Administrator a summary plan description, and such other information as may be required by law or by the terms of the Plan.

         3.4.3 INFORMATION GENERALLY AVAILABLE. The Plan Administrator shall make copies of this Plan and Trust, the summary plan description, latest annual report, Life Insurance Policies, or other instruments under which the Plan was established or is operated available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and such other locations as may be necessary to make such information reasonably accessible to all interested parties. Subject to a reasonable charge to defray the cost of furnishing such copies, the Plan Administrator shall, upon written request of any Participant or Beneficiary, furnish a copy of any of the above Documents to the respective party.

         3.4.4 STATEMENT OF ACCRUED BENEFIT. Upon written request to the Plan Administrator once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of his then vested accrued benefit and the earliest date upon which the same will become fully vested and nonforfeitable. The statement shall also include a notice to the Participant of any benefits which are forfeitable if the Participant dies before a certain date.

         3.4.5 EXPLANATION OF ROLLOVER Treatment. The Plan Administrator shall, when making a distribution eligible for rollover treatment, provide a written explanation to the recipient of the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within sixty (60) days after the date on which the recipient received the distribution and, if applicable, the provisions of law pertaining to the tax treatment of lump sum distributions.

                                      ARTICLE V

                                       TRUSTEE

         3.5.1 ACCEPTANCE OF TRUST. The Trustee, by joining in the execution of the Plan, agrees to act in accordance with the express terms and conditions hereof.

          3.5.2 TRUSTEE CAPACITY - CO-TRUSTEES. The Trustee may be a bank, trust company or other corporation possessing trust powers under applicable state or federal law or one or more individuals or any combination thereof.
When there are two or more Trustees, they may allocate specific responsibilities, obligations or duties among themselves by their written agreement. An executed copy of such written agreement shall be delivered to and retained by the Plan Administrator.

         3.5.3 RESIGNATION, REMOVAL, AND SUCCESSORS. Any Trustee may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty
(30) days after the delivery thereof; the Employer may waive such notice. The Trustee may be removed by the Employer with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein. Upon such removal or resignation of a Trustee, the Employer shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if a group of individuals is acting as Trustee, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one (1).

         3.5.4 CONSULTATIONS. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. The Trustee shall not be liable for any action taken or omitted in good faith reliance upon the advice of such counsel. With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan and the Trustee may request, and is entitled to receive, guidance and written direction from the Plan Administrator on any point requiring construction or interpretation of the Plan Documents.

         3.5.5 RIGHTS, POWERS AND DUTIES. The rights, powers and duties of the Trustee shall be as follows:

         (a) The Trustee shall be responsible for the safekeeping of the assets of the Trust Fund in accordance with the provisions of the Plan and any amendments hereto. The duties of the Trustee under the Plan shall be determined solely by the express provisions hereof and no other further duties or responsibilities shall be implied. Subject to the terms of this Plan, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Employer, the Plan Administrator, a duly designated investment manager, or any other named Fiduciary.

         (b) The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee shall have the power generally to do all acts, whether or not expressly authorized, which the Trustee in the exercise of its fiduciary responsibility may deem necessary or desirable for the protection of the Trust Fund and the assets thereof.

         (c) The Trustee shall have the power to collect and receive any and all monies and other property due hereunder and to give full discharge and release therefore; to settle, compromise or submit to arbitration any claims, debts or damages due to or owing to or from the Trust Fund; to commence or defend suits or legal proceedings wherever, in the Trustee's judgment, any interest of the Trust Fund requires it; and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal.

         (d) The Trustee shall cause any Life Insurance Policies or assets of the Trust Fund to be registered in its name as Trustee and shall be authorized to exercise any and all ownership rights regarding these assets, subject to the terms of the Plan.

         (e) The Trustee may temporarily hold cash balances and shall be entitled to deposit any funds received in a bank account in the name of the Trust Fund in any bank selected by the Trustee, including the banking department of a corporate Trustee, if any, pending disposition of such funds in accordance with the Plan. Any such deposit may be made with or without interest.

         (f) The Trustee shall pay the premiums and other charges due and payable at any time on any Life Insurance Policies as it may be directed, by the Plan Administrator, provided funds for such payments are then available in the Trust. The Trustee shall be responsible only for such funds and Life Insurance Policies as shall actually be received by it as Trustee hereunder, and shall have no obligation to make payments other than from such funds and cash values of Life Insurance Policies.

         (g) If the whole or any part of the Trust Fund shall become liable for the payment of any estate, inheritance, income or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its hands for the account of the person whose interest hereunder is so liable. Prior to making any payment, the Trustee may require such releases or other Documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Plan Administrator.

         (h) The Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Employer and the Plan Administrator shall have the right to examine at any time during the Trustee's regular business hours. As of the close of each Plan Year, the Trustee shall furnish the Plan Administrator with a statement of account setting forth all receipts, disbursements and other transactions effected by the Trustee during the year. The Plan Administrator shall promptly notify the Trustee in writing of his approval or disapproval of the account. The Plan Administrator's failure to disapprove the account within sixty (60) days after receipt shall be considered an approval.

    Except as otherwise required by law, the approval by the Plan Administrator shall be binding as to all matters embraced in any statement to the same extent as if the account of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Employer and all persons having or claiming any interest in the Trust Fund were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

         (i) The Trustee is hereby authorized to execute all necessary receipts and releases to any parties concerned; and shall be under a duty, upon being advised by the Plan Administrator that the proceeds of any Life Insurance Policies are payable, to give reasonable assistance to the Beneficiary designated therein in collecting such sums as may appear to be due.

         (j) If, at any time, as the result of the death of the Participant there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction or the Trustee shall have been indemnified to its satisfaction or until it has received written direction from the Plan Administrator.

         (k) Anything in this instrument to the contrary notwithstanding, the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant hereunder, the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder, or the size and type of any Life Insurance Policy to be purchased from any Insurer for any Participant hereunder; all such responsibilities being vested in the Plan Administrator.

         3.5.6 TRUSTEE INDEMNIFICATION. The Employer shall indemnify and hold harmless the Trustee for and from the assertion or occurrence of any liability to a Participant or Beneficiary for any action taken or omitted by the Trustee pursuant to any written direction to the Trustee from the Employer or the Plan Administrator. Such indemnification obligation of the Employer shall not be applicable to the extent that any such liability is covered by insurance.

         3.5.7   CHANGES IN TRUSTEE AUTHORITY.   If a successor Trustee is
appointed, neither an Insurer nor any other person who has previously had dealings with the Trustee shall be chargeable with knowledge of such appointment or such change until furnished with notice thereof. Until such notice, the Insurer and any other such party shall be fully protected in relying on any action taken or signature presented which would have been proper in accordance with that information previously received.

                                      ARTICLE VI

                                     TRUST ASSETS

         3.6.1 TRUSTEE EXCLUSIVE OWNER. All assets held by the Trustee, whether in the Trust Fund or Segregated Funds, shall be owned exclusively by the Trustee and no Participant or Beneficiary shall have any individual ownership thereof. Participants and their Beneficiaries shall share in the assets of the Trust, its net earnings, profits and losses, only as provided in this Plan.

         3.6.2 INVESTMENTS. The Trustee shall invest and reinvest the Trust Fund without distinction between income or principal in one or more of the following ways as the Trustee shall from time to time determine:

         (a) The Trustee may invest the Trust Fund or any portion thereof in obligations issued or guaranteed by the United States of America or of any instrumentalities thereof, or in other bonds, notes, debentures, mortgages, preferred or common stocks, options to buy or sell stocks or other securities, mutual fund shares, limited partnership interests, commodities, or in such other property, real or personal, as the Trustee shall determine.

         (b) The Trustee may cause the Trust Fund or any portion thereof to be invested in a common trust fund established and maintained by a national bank or other for the collective investment of fiduciary funds even though the bank is acting as the Trustee or Investment Manager, providing such common trust fund is a qualified trust under the applicable section of the Code, or corresponding provisions of future federal internal revenue laws and is exempt from income tax under the applicable section of the Code. In the event any assets of the Trust Fund are invested in such a common trust fund, the Declaration of Trust creating such common trust fund, as it may be amended from time to time, shall be incorporated into this Plan by reference and made a part hereof.

         (c) The Trustee may deposit any portion of the Trust Fund in savings accounts in federally insured banks or savings and loan associations or invest in certificates of deposit issued by any such bank or savings and loan association.

    The Trustee may, without liability for interest, retain any portion of the Trust Fund in cash balances pending investment thereof or payment of expenses.

         (d) The Trustee may buy and sell put and call options, covered or uncovered, engage in spreads, straddles, ratio writing and other forms of options trading, including sales of options against convertible bonds, and sales of Standard & Poor futures contracts, and trade in and maintain a brokerage account on a cash or margin basis.

         (e) The Trustee may invest any portion or all of the assets of the Trust Fund which are attributable to the vested and nonforfeitable interest in the Accounts of a Participant in the purchase of group or individual Life Insurance Policies issued on the life of and for the benefit of the Participant with the consent of the Participant, subject to the following conditions:

              (i) The aggregate premiums paid for ordinary whole Life Insurance Policies with both nondecreasing death benefits and nonincreasing premiums on the life of any Participant shall not at any time exceed forty-nine percent (49%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

              (ii) The aggregate Premiums paid for Life Insurance Policies on the life of any Participant which are either term, universal or any other Contracts which are not ordinary whole life policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

              (iii) The sum of one-half of the aggregate premiums for ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

              (iv)  If the Plan permits distributions to a
         Participant prior to his termination of employment in accordance with Section 2.5.5 and the Plan does not take into account contributions to provide Social Security Benefits in the allocation of Employer contributions, the amount which may be distributed to the Participant may be applied to the purchase of Life Insurance Policies.

         (f) The Trustee may invest the Trust Fund or any portion thereof to acquire or hold Qualifying Employer Securities or Real Property, provided that the portion so invested shall not exceed the amount allowed as an investment under the Act.

         3.6.3 ADMINISTRATION OF TRUST ASSETS. Subject to the limitations herein expressly set forth, the Trustee shall have the following powers and authority in connection with the administration of the assets of the Trust:

              (a) To hold and administer all contributions made by the Employer to the Trust Fund and all income or other property derived therefrom as a single Trust Fund, except as otherwise provided in the Plan.

              (b) To manage, control, sell, convey, exchange, petition, divide, subdivide, improve, repair, grant options, sell upon deferred payments, lease without limit as determined for any purpose, compromise, arbitrate or otherwise settle claims in favor of or against the Trust Fund, institute, compromise and defend actions and proceedings, and to take any other action necessary or desirable in connection with the administration of the Trust Fund.

              (c) To vote any stock, bonds, or other securities of any corporation or other issuer; otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such securities; to deposit such stocks or other securities in any voting trusts, or with any protective or like committee, or with the trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges or other options and to make any payments incidental thereto; and generally to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers and privileges with respect to the stock or other securities or property constituting the Trust Fund as if the Trustee were the absolute owner thereof.

              (d) To apply for and procure, at the election of any Participant, Life Insurance Policies on the life of the Participant; to exercise whatever rights and privileges may be granted to the Trustee under such Policies, and to cash in, receive and collect such Policies or the proceeds therefrom as and when entitled to do so under the provisions thereof;

              (e) To make, execute, acknowledge and deliver any and all Documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

              (f) To register any investment held in the Trust in the Trustee's own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

              (g) To borrow money for the purposes of the Plan in such amounts and upon such terms and conditions as the Trustee deems appropriate;

              (h) To commingle the assets of the Trust Fund with the assets of other similar trusts which are exempt from income tax, whether sponsored by the Employer, an affiliate of the Employer or an unrelated employer, provided that the books and records of the Trustee shall at all times show the portion of the commingled assets which are part of the Trust; and

              (i) To do all acts whether or not expressly authorized which the, Trustee may deem necessary or proper for the protection of, the property held hereunder.

         3.6.4 SEGREGATED FUNDS. Unless otherwise determined by the Trustee to be prudent, the Trustee shall invest and reinvest each Segregated Fund without distinction between income or principal in one or more appropriately identified interest-bearing accounts or certificates of deposit in the name of the Trustee and subject solely to the dominion of the Trustee in a banking institution (which may or may not be the Trustee, if the Trustee is a banking institution) or savings and loan association. Any such account or certificate shall bear interest at a rate not less than the rate of interest currently being paid upon regular savings accounts by that banking corporation principally situated in the community in which the Employer has its principal business location, which has capital, surplus and undivided profits exceeding those of any other bank so situated. Such accounts shall be held for the benefit of the Participant for whom such Segregated Fund is established in accordance with the terms of the Plan and the Segregated Account of the Participant shall be credited with any interest earned in connection with such accounts. If the Trustee determines that an alternative investment is appropriate, the Trustee may invest the Segregated Fund in any manner permitted with respect to the Trust Fund and such Segregated Fund shall be credited with the net income or loss or net appreciation or depreciation in value of such investments. No Segregated Fund shall share in any Employer contributions or forfeitures, any net income or loss from, or net appreciation or depreciation in value of, any investments of the Trust Fund, or any allocation for which provision is made in this Plan which is not specifically attributable to the Segregated Fund.

         3.6.5 INVESTMENT CONTROL OPTION. Participant may elect to have transferred to a Segregated Fund and exercise investment control with respect to funds in the Trust Fund which do not exceed the balances in his Accounts.

To the extent that the balance in the Participant's Account with respect to which a transfer is to be made includes his share of an Employer contribution which has not been received by the Trustee, such transfer shall not be made until such contribution is received by the Trustee. In addition to the foregoing election, each Participant who has a Segregated Fund may elect to exercise investment control over any portion or all of such Segregated Fund. Funds so transferred to a Segregated Fund on behalf of the Participant shall be thereafter invested by the Trustee in such bonds, notes, debentures, commodities, mortgages, mutual funds, equipment trust certificates, investment trust certificates, preferred or common stocks, partnership interests, life insurance policies, including universal life insurance policies, or in such other property, real or personal (other than collectibles), wherever situated, as the Participant shall direct from time to time in writing; provided, however, that the Participant may not direct the Trustee to make loans to himself, nor to make loans to the Employer; and provided further that the Trustee may limit the investment alternatives available to the Participant in a uniform and nondiscriminatory manner but taking into account whether the interest of the Participant is fully vested and nonforfeitable. Any such election shall be made by the Participant giving notice thereof to the Trustee notice as the Trustee deems necessary and such notice shall specify the amount of such funds to be transferred and the Account from which the transfer is to be made. Any such election with respect to a Segregated Fund shall be made by the Participant giving the Trustee notice as the Trustee deems necessary and such notice shall specify the date the transfer is to take place and the amount of funds to be transferred. Any such election shall be at the absolute discretion of the Individual Participant and shall be binding upon the Trustee. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his Account as appropriate and added to a Controlled Account of the Participant.
                                         -99-

All dividends and interest thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his investments, shall be added to or deducted from his Controlled Account. If a Participant wishes to make such an election to transfer funds from the Trust Fund to a Segregated Fund as of a date other than a Valuation Date, the Trustee may defer such transfer until the next succeeding Valuation Date or, in the Trustee's discretion, make such transfer, provided that the Trustee determines that the nature of the assets in the Trust Fund is such that it is feasible and practical to make, as of the date of such transfer, the adjustments to Participants' Accounts for which provision is made in the Plan, as if such date is a Valuation Date.

The Trustee shall not have any investment responsibility with respect to a Participant's Segregated Fund over which he exercises investment control. In the event that a Participant elects to have any such funds transferred to a Segregated Fund and invested in particular securities or assets pursuant to this Section, the Trustee shall not be liable for any loss or damage resulting from the investment decision of the Participant. As of any Valuation Date, the Participant may elect to have all or any portion of any cash contained in his Segregated Fund transferred back to the Trust Fund, in which case such cash shall be invested by the Trustee together with other assets held in the Trust Fund. Any such election shall be made by giving notice thereof to the Trustee as the Trustee deems necessary, and the notice shall specify the amount of cash to be transferred.

As of the said Valuation Date, the amount of such funds to be so transferred which is attributable to the balance in the Participant's Controlled Account shall be deducted from such Account and added to the appropriate Account of the Participant.

                                     ARTICLE VII

                                        LOANS

         3.7.1 AUTHORIZATION. If the employer elects to permit loans to Participants or Beneficiaries, the Plan Administrator shall establish a participant loan program in compliance with Labor Regulation S2550.408b. The terms of such participant loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:

              (a) The identity of the person or positions authorized to administer the participant loan program;

              (b)  A procedure for applying for loans;

              (c) The basis on which loans will be approved or denied;

              (d) Limitations (if any) on the types and amounts of loans offered;

              (e) The procedure under the program for determining a reasonable rate of interest;

              (f) The types of collateral which may secure a participant loan; and

              (g) The events constituting default and the steps that will be taken to preserve plan assets in the event of default.

         3.7.2 SPOUSAL CONSENT. A Participant must obtain the written consent of his spouse, if any, to the use of the Participant's interest in the Plan as security for the loan within ninety (90) days before the date on which the loan is to be so secured. A new consent must be obtained whenever the amount of the loan is increased or if the loan is renegotiated, extended, renewed or otherwise revised. The form of the consent must acknowledge the effect of such consent and be witnessed by a Plan representative or a notary public but shall be deemed to meet any such requirements relating to the consent of any subsequent spouse. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

If a valid spousal consent has been obtained, then notwithstanding any other provision of the Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution but only if the reduction is used as repayment of the loan. If less than the entire amount of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan and then determining the benefit payable to the surviving spouse.

         3.7.3 LIMITATIONS. Except to the extent provided in the participant loan program, in no event shall the amount loaned to any Participant or Beneficiary exceed the lesser of (a) fifty thousand dollars ($50,000) (reduced by the excess of the highest outstanding balance of loans from the Plan) during the one year period ending on the day before the date on which the loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made) or (b) one-half of the sum of the vested and nonforfeitable interest in his Accounts, determined as of the Valuation Date coinciding with or immediately preceding such loan. For the purposes hereof, all loans from all plans of the Employer and other members of a group of employers described in Sections 414(b), (c) and (m) of the Code shall be aggregated. All loans must be adequately secured and bear a reasonable interest rate. In the event of a default foreclosure on the note evidencing the loan and attachment of the security shall not occur until a distributable event occurs.

         3.7.4 AVAILABILITY. Loans, if any, must be available to all Participants and Beneficiaries without regard to any individual's race, color, religion, sex, age or national origin. Loans shall be made available to all Participants and Beneficiaries and loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

         3.7.5 PROHIBITIONS. A loan shall not be made to a five (5%) percent or greater shareholder-employee of an S corporation, an owner of more than ten (10%) percent of either the capital interest or the profits interest of an unincorporated Employer, a family member (as defined in Section 267(c)(4) of the Code) of such persons, or a corporation controlled by such persons through the ownership, directly or indirectly, of fifty (50%) percent or more of the total voting power or value of all shares of all classes of stock of the corporation, unless an exemption for the loan is obtained pursuant to Section 408 of the Act.

                                     ARTICLE VIII

                                    BENEFICIARIES

         3.8.1 DESIGNATION OF BENEFICIARIES. Each Participant shall have the right to designate a Beneficiary or Beneficiaries and contingent or successive Beneficiaries to receive any benefits provided by this Plan which become payable upon the Participant's death. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Plan Administrator, and the most recent designation shall govern. Notwithstanding the foregoing and subject to the provisions of Section 2.5.2, the designated Beneficiary shall be the surviving spouse of the Participant, unless such surviving spouse consents in writing to an alternate designation and the terms of such consent acknowledge the effect of such alternate designation and the consent is witnessed by a representative of the Plan or by a notary public. A spouse may not revoke the consent without the approval of the Participant. The designation of a Beneficiary other than the spouse of the Participant or a form of benefits with the consent of such spouse may not be changed without the consent of such spouse and any consent must acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries.

         3.8.2 ABSENCE OR DEATH OF BENEFICIARIES. Except with respect to the process of life insurance payable upon the death of the Participant, if a Participant dies without having a beneficiary designation then in force, or if all of the Beneficiaries designated by a Participant predecease him, his Beneficiary shall be his surviving spouse, or if none, his surviving children, equally, or if none, such other heirs, or the executor or administrator of his estate, as the Plan Administrator shall select.

If a Participant dies survived by Beneficiaries designated by him and if all such surviving Beneficiaries thereafter dies before complete distribution of such deceased Participant's interest, the estate of the last of such designated Beneficiaries to survive shall be deemed to be the Beneficiary of the undistributed portion of such interest.

                                      ARTICLE IX

                                        CLAIMS

         3.9.1 CLAIM PROCEDURE. Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may reasonably require. The Plan Administrator shall notify the Participant or Beneficiary in writing as to the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence and other pertinent information concerning his benefit. If a claim for benefit is denied by the Plan Administrator, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant or Beneficiary. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent Documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator's adverse determination shall be final, binding and conclusive.

         3.9.2 APPEAL. If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties. The decision of the Employer shall be made within sixty (60) days after the receipt by the Plan Administrator of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision of the Employer shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the Employer shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based and shall be promptly furnished to the claimant.

                                      ARTICLE X

                              AMENDMENT AND TERMINATION

         3.10.1 RIGHT TO AMEND. The Employer may at any time or times amend the Plan and Trust, in whole or in part. The Employer specifically reserves the right to amend the Plan retroactively.

         3.10.2 MANNER OF AMENDING. Each amendment of this Plan shall be made by delivery to the Trustee of a copy of the resolution of the Employer which sets forth such amendment.

         3.10.3 LIMITATIONS ON AMENDMENTS. No amendment shall be made to this Plan which shall:

              (a) Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries;

              (b) Increase the duties or liabilities of the Trustee without the Trustee's prior written consent;

              (c) Change the vesting schedule under the Plan if the nonforfeitable percentage of the accrued benefit derived from Employer contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant is less than such nonforfeitable percentage computed without regard to such amendment; or

              (d) Reduce the accrued benefit of a Participant within the meaning of Section 411(d)(6) of the Code, except to the extent permitted under Section 412(c)(8) of the Code. An amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

         If a Plan amendment changes the vesting schedule or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each Participant who has completed three (3) or, in the case of Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, five
         (5) or more Years of Service may elect within a reasonable period after the adoption of such amendment to have his nonforfeitable percentage computed without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after:

                   (i)  the amendment is adopted;

                   (ii)  the amendment becomes effective; or

                   (iii)  the Participant is issued written
              notice of the amendment by the Employer or Plan
              Administrator.

         3.10.4 VOLUNTARY TERMINATION. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing which designates such termination. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

         3.10.5 INVOLUNTARY TERMINATION. The Plan shall terminate if (a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors, or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organizations elect to continue the Plan.

         3.10.6 WITHDRAWAL BY EMPLOYER. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan which shall be deemed to constitute an amendment in its entirety of the Trust.

         3.10.7 POWERS PENDING FINAL DISTRIBUTION. Until final distribute on of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under this Plan as are necessary for the orderly administration, liquidation and distribution of the assets of the Trust.

         3.10.8 DELEGATION. Each Affiliate Employer expressly delegates authority to the Employer the right to amend any part of the Plan on its behalf. The Employer shall submit a copy of the amendment to each Affiliate Employer who has adopted the Plan. An Affiliate Employer may revoke the authority of the Employer to amend the Plan on its behalf by written notice to the Employer of such revocation.

                                      ARTICLE XI

                                     PORTABILITY

         3.11.1 CONTINUANCE BY SUCCESSOR. In the event of the dissolution, consolidation or merger of the Employer, or the sale by the Employer of its assets, the resulting successor person or persons, firm or corporations may continue this Plan by (a) adopting the Plan by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in this Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets, at least equal to the interest which he had in the Plan immediately before the dissolution, consolidation, merger or sale of assets.
Any Participants who do not accept a position with such successor within a reasonable time shall be deemed to be terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt this Plan, as provided herein, the Plan shall automatically be terminated and deemed to be an involuntary termination.

         3.11.2 MERGER WITH OTHER PLAN. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan which is equal to or greater than the interest which he had in this Plan immediately before such merger, consolidation or transfer, and if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit which is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation or transfer if this Plan had then been terminated.

         3.11.3 TRANSFER FROM OTHER PLANS. The Employer may cause all or any of the assets held in connection with any other plan or trust which is maintained by the Employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

In addition, the Employer, may permit rollover to the Trustee of assets held for the benefit of an Employee in a conduit Individual Retirement Account, a terminated plan of the Employer, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts even if the employee has not satisfied the conditions for participation in the Plan. Any such assets so transferred to the Trustee shall be accompanied by written instructions from the employer, or the trustee, custodian or individual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the Employee and the current value of the assets attributable thereto. Upon receipt by the Trustee of such assets, the Trustee shall place such assets in a Segregated Fund for the Participant and the Employee shall be deemed to be one hundred percent (100%) vested and have a nonforfeitable interest in any such assets. Notwithstanding any provisions herein to the contrary, unless the Plan provides a life annuity distribution option or the Participant and his spouse have signed a written waiver of their rights to the annuity options in a form which satisfies the waiver requirements of Section 417 of the Code, the Plan shall not be a direct or indirect transferee of a defined benefit pension plan, money purchase pension plan, target benefit pension plan, stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and Section 417 of the Code.

         3.11.4 TRANSFER TO OTHER PLANS. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose. In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an Individual Retirement Account, an Individual Retirement Annuity, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued by it.

                                     ARTICLE XII

                                    MISCELLANEOUS

         3.12.1 NO REVERSION TO EMPLOYER. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

         3.12.2 EMPLOYEE ACTIONS. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.

         3.12.3 EXECUTION OF RECEIPTS AND RELEASES. Any payment to any person eligible to receive benefits under this Plan, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder. The Plan Administrator may require such person, as a condition precedent to such payment, to execute a receipt and release therefore in such form as he shall determine.

         3.12.4 RIGHTS OF PARTICIPANTS LIMITED. Neither the creation of this Plan and Trust nor anything contained in this Plan shall be construed as giving any Participant, Beneficiary or Employee any equity or other interest in the assets, business or affairs of the Employer, or the right to complain about any action taken by or about any policy adopted or pursued by, the Employer, or as giving any Employee the right to be retained in the service of the Employer; and all Employees shall remain subject to discharge to the same extent as if the Plan had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants, nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive or be entitled to receive cash or any other thing of current exchangeable value, from either the Employer or the Trustee as a result of the Plan or the Trust.

         3.12.5 PERSONS DEALING WITH TRUSTEE PROTECTED. No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.

         3.12.6 PROTECTION OF THE INSURER. An Insurer shall not be responsible for the validity of the Plan or Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

         3.12.7 NO RESPONSIBILITY FOR ACT OF INSURER. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:

         (a)  The validity of policies or policy provisions;

         (b) Failure or refusal by the Insurer to provide benefits under a policy;

         (c) An act by a person which may render a policy invalid or unenforceable; or

         (d) Inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

         3.12.8 INALIENABILITY. The right of any Participant or his Beneficiary in any distribution hereunder or to any separate Account shall not be subject to alienation, assignment or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process. The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in
Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

In the event a Participant's benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution by the court as it considers appropriate.

         3.12.9 DOMESTIC RELATIONS ORDERS. The Plan Administrator shall adhere to the terms of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant.

Any such domestic relations order must clearly specify the name and last known mailing address of the Participant and the name and mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

Any such domestic relations order shall not require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan, to provide increased benefits (determined on the basis of actuarial value) or the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order. Notwithstanding the foregoing sentence, a domestic relations order may require the payment of benefits to an alternate payee before the Participant has separated from service on or after the date on which the Participant attains or would have attained the earliest retirement age under the Plan as if the Participant had retired on the date on which such payment is to begin under such order and in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse). The interest rate assumption used in determining the present value shall be five (5%) percent. For these purposes, the earliest retirement age under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age 50, or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

Distributions may be made to an alternate payee even though the Participant may not receive a distribution because he continues to be employed by the Employer.

To the extent provided in the qualified domestic relations order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Sections 401(a)(11) and 417 of the Code (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year, the surviving former spouse shall be treated as meeting the requirements of Section 417(d) of the Code.

The Plan Administrator shall promptly notify the Participant and each alternate payee pf the receipt of a domestic relations order by the Plan and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of a domestic relations order,, the Plan Administrator shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each alternate payee of such determination. If the Participant or any affected alternate payee disagrees with the determinations of the Plan Administrator, the disagreeing party shall be treated as a claimant and the claims procedure of the Plan shall be followed. The Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within the eighteen
(18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto.

If within such eighteen (18) month period it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

         3.12.10 AUTHORIZATION TO WITHHOLD TAXES. The Trustee is authorized in accordance with applicable law to withhold from distribution to any payee such sums as may be necessary to cover federal and state taxes which may be due with respect to such distributions.

         3.12.11 MISSING PERSONS If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed balance of the Distributable Benefit of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules and regulations. If any portion of the Distributable Benefit is forfeited because the Participant or Beneficiary cannot be found, such portion shall be reinstated if a claim is made by the Participant or Beneficiary.

    3.12.12 NOTICES. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address. At any time that a group of individuals is acting as Trustee, notice to the Trustee may be given by giving notice to any one or more of such individuals.


         3.12.13 GOVERNING LAW. The provisions of this Plan shall be construed, administered and enforced in accordance with the provisions of-the Act and, to the extent applicable, the laws of the state in which the Employer has its principal place of business. All contributions to the Trust shall be deemed to take place in such state.

         3.12.14 SEVERABILITY OF PROVISIONS. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.

         3.12.15 GENDER AND NUMBER. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender.

         3.12.16 BINDING EFFECT. The Plan, and all actions and decisions hereunder, shall be binding upon the heirs, executors, administrators, successors and assigns of any and all parties hereto and Participants, present and future.

         3.12.17 QUALIFICATION UNDER INTERNAL REVENUE LAWS. The Employer intends that the Trust qualify under the applicable provisions of the Code. Until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption under the Code.

                                     ARTICLE XIII

                                EXECUTION OF AGREEMENT

         3.13.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and no other counterparts need be produced.

         3.13.2 ACCEPTANCE BY TRUSTEE. The Trustee, by joining in the execution of this Agreement, hereby signifies the Trustee's acceptance thereof.

         3.13.3 EXECUTION. To record the adoption of this Plan the Employer and each Affiliate Employer, if any, has caused this Agreement to be executed by its duly qualified officers and the Trustee has executed this Agreement, as of the day and year first above written.

Employer:                              Trustee:
Herbalife International, Inc.


                                       /S/ Christopher Pair
- -----------------------------------    ---------------------------------------
Christopher Pair                       Christopher Pair
Secretary                                  Trustee


                                       /S/ Timothy Gerrity
                                       ---------------------------------------
                                       Timothy Gerrity
                                       Trustee

                        MODEL SECTION 401(a)(31) AMENDMENT TO
                          HERBALIFE INTERNATIONAL EMPLOYEES
                         401(K) PROFIT SHARING PLAN AND TRUST

         WHEREAS, Herbalife International, Inc. (the "Employer") currently maintains HERBALIFE INTERNATIONAL EMPLOYEES 401(K) PROFIT SHARING PLAN AND TRUST, (the "Plan"); and,

         WHEREAS, the Unemployment Compensation Amendments of 1992 added section 401(a)(31) to the Internal Revenue Code to require a plan to permit the direct rollover of eligible rollover distributions made after December 31, 1992; and,

         WHEREAS, the Internal Revenue Service issued Revenue Procedure 93-12 providing a simplified method to amend plans using a Model Section 401(a)(31) Amendment, as set forth below.

    THEREFORE, the Plan is hereby amended effective January 1, 1993 to incorporate the Model Section 401(a)(31) Amendment as follows:

              Section 1. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              Section 2.  Definitions.

              Section 2.1. Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              Section 2.2. Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              Section 2.3. Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or the former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              Section 2.4. Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

         IN WITNESS WHEREOF, the undersigned has executed this Model Section 401(a)(31) Amendment to the Plan on this ______ day of ____________________,
199__.


                                  For the Employer:


                                         By: _______________________________

WITNESS:


___________________________________

                        MODEL SECTION 401(a)(17) AMENDMENT TO
                          HERBALIFE INTERNATIONAL EMPLOYEES
                         401(K) PROFIT SHARING PLAN AND TRUST

         WHEREAS, Herbalife International, Inc. (the "Employer") currently maintains HERBALIFE INTERNATIONAL EMPLOYEES 401(K) PROFIT SHARING PLAN AND TRUST, (the "Plan"); and,

         WHEREAS, the Omnibus Budget Reconciliation Act of 1993 amended section 401(a)(17) of the Internal Revenue Code to limit compensation taken into account under a plan in any year to $150,000, as adjusted for increases in the cost of living; and,

         WHEREAS, the Internal Revenue Service issued Revenue Procedure 94-13 providing a simplified method to amend plans using a Model Section 401(a)(17) Amendment, as set forth below.

         THEREFORE, the Plan is hereby amended effective as of the first day of the Plan Year beginning on or after January 1, 1994, to incorporate the Model
Section 401(a)(17) Amendment as follows:
                            SECTION 401(a)(17) LIMITATION

               In addition to other applicable limitations set
              forth in the plan, and notwithstanding any other provision of the plan to contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consist of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For plan years beginning on or after January 1,
              1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in the provision.

               If compensation for any prior determination
              period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         IN WITNESS WHEREOF, the undersigned has executed this Model Section 401 (a) (17) Amendment to the Plan on this ___ day of ______________________, 199__.

                                  For the Employer:

                                  By: /s/ Illegible
                                   -----------------------------

WITNESS:

________________________________

                         REVENUE PROCEDURE 93-47 AMENDMENT TO
                          HERBALIFE INTERNATIONAL EMPLOYEES
                         401(K) PROFIT SHARING PLAN AND TRUST

         WHEREAS, Herbalife International, Inc. (the "Employer") currently maintains HERBALIFE INTERNATIONAL EMPLOYEES 401 (K) PROFIT SHARING PLAN AND TRUST, (the "Plan"); and,

         WHEREAS, the Unemployment Compensation Amendments of 1992 added section 401(a) (31) to the Internal Revenue Code to require a plan to permit the direct rollover of eligible rollover distributions made after December 31, 1992; and,

         WHEREAS, the Internal Revenue Service subsequently issued Notice
93-26 modifying the 30-day notice requirement under section 1.411 (a) - 11 (c); and,

         WHEREAS, the Internal Revenue Service issued Revenue Procedure 93-47 providing a simplified method to amend plans using a Model Amendment, as set forth below.

         THEREFORE, the Plan is hereby amended effective January 1, 1993 to incorporate the Revenue Procedure 93-47 Model Amendment as follows:

The following language, applicable to distributions made on or after January 1, 1993, is hereby inserted following the final sentence of section 2.5.2 (f) of HERBALIFE INTERNATIONAL EMPLOYEES 401 (K) PROFIT SHARING PLAN AND TRUST, Plan and Trust.
          "If a distribution is one to which sections 401 (a) (11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411 (a) -11 (c) of the Income Tax
         Regulations is given, provided that:

          (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and

          (2) the participant, after receiving the notice, affirmatively elects a distribution."

         IN WITNESS WHEREOF, the undersigned has executed this Model Amendment to the Plan on this ____ day of ___________________________, 199_.

                                        For the Employer:

                                        By: /S/ Illegible
                                            ----------------------------------

WITNESS:

- ----------------------------------------

                            HERBALIFE INTERNATIONAL, INC.

                                       EXHIBITS
                                          TO
                                    ANNUAL REPORT
                                          ON
                                      FORM 10-K
                                  FOR THE YEAR ENDED

                                   DECEMBER 31,1995

                            HERBALIFE INTERNATIONAL, INC.
                                    EXHIBIT INDEX


- --------------------------------------------------------------------------------------------------------------------
Exhibit Number   Description                                                                     Page No./(Footnote)
- --------------------------------------------------------------------------------------------------------------------
3.1             Articles of Incorporation                                                            (2)
3.2             Articles of Amendment to the Articles of Incorporation dated December 10, 1986       (2)
3.3             Articles of Amendment to the Articles of Incorporation dated November 22,            (2)
                1989
3.4             Certificate of Determination relating to the Company's Senior Convertible            (7)
                Preferred stock dated February 11, 1993
3.5             Certificate of Amendment to the Articles of Incorporation dated May 14, 1993         (7)
3.6             Amended and Restated Bylaws                                                          (7)
4.1             Form of Common Stock Certificate                                                     (7)
10.1            Agreement between Herbalife International of America, Inc. and D&F                   (7)
                Industries, Inc. dated May 12, 1993
10.2            Agreement between Herbalife International of America, Inc. and Raven                 (7)
                Industries, Inc. dated May 12, 1993
10.3            Agreement between Herbalife International of America, Inc. and Dynamic               (7)
                Products, Inc. dated May 12, 1993
10.4            Master Lease between the Company and Trizec Properties, Inc. dated July 17,          (4)
                1991
10.5            Equipment Lease Agreement between the Company and Hewlett Packard dated              (5)
                May 21, 1992
10.6            Final Judgment and Permanent Injunction, entered into on October, 1986 by the        (1)
                parties to that action entitled People of the State of California, et al.,v
                Herbalife International, Inc., et. al., Case No. 92767 in Superior Court of
                the State of California for the County of Santa Cruz
10.7            Permitting Agreement between the Company and Nippon Herbalife K.K.                   (3)
                effective July 27, 1988
10.8            Exclusive License Agreement between the Company and Nippon Herbalife K.K.            (3)
                effective August 25, 1988
10.9            First Addendum to Exclusive License Agreement between the Company and                (7)
                Nippon Herbalife K.K. dated April 10, 1991
10.10           Second Addendum to Exclusive License Agreement dated between the                     (5)
                Company and Nippon Herbalife K.K. dated May 22, 1992
10.11           The Company's 1988 Incentive Plan                                                    (1)
10.12           The Company's 1991 Stock Option Plan, as amended                                   (6),(13)
10.13           The Company's Executive Incentive Compensation Plan, as amended                    (7),(13)
10.14           Form of Individual Participation Agreement relating to the Company's Executive       (7)
                Compensation Plan
10.15           Employment Agreement between the Company and Norman Friedmann dated                  (5)
                August 1, 1992
10.17           Amendment to Employment Agreement between the Company and Norman                     (7)
                Friedmann dated July 27, 1993
10.18           Amendment to Employment Agreement between the Company and David                      (7)
                Addis dated June 29, 1993
10.19           Form of Letter Agreement between the Compensation Committee of the Board             (7)
                of Directors of the Company and Mark Hughes
10.20           Form of Indemnity Agreement between the Company and certain officers and             (7)
                directors of the Company
10.21           Trust Agreement among the Company, Citicorp Trust, N.A. and certain officers         (7)
                and directors of the Company
10.22           Form of Stock Appreciation Rights Agreement between the Company and                  (7)
                certain directors of the Company
10.23           1994 Performance Based Annual Incentive Compensation Plan                            (8)


- --------------------------------------------------------------------------------------------------------------------
Exhibit Number   Description                                                                     Page No./(Footnote)
- --------------------------------------------------------------------------------------------------------------------
10.24           Form of Promissory Note for Advances under the Company's 1994 Performance          (9),(12)
                Based Annual Incentive Compensation Plan
10.25           Employment Agreement between the Company and Chris Pair dated April 3,               (10)
                1994
10.26           Deferred Compensation Agreement between the Company and Michael Rosen                (10)
10.27           Office lease agreement between the Company and State Teacher's Retirement            (11)
                System, dated July 20, 1995
10.28           Form of stock appreciation rights agreements between the Company and certain         (11)
                directors of the Company
10.29           The Company's Senior Executive Deferred Compensation Plan, effective January         (11)
                1,1996
10.30           The Company's Management Deferred Compensation Plan, effective January 1,            (11)
                1996
10.31           Matter Trust Agreement between the company and Imperial Trust Company,               (11)
                Inc., effective January 1, 1996
10.32           The Company's 401K Plan                                                              (11)
21              List of subsidiaries of the Company                                                  (11)
23.1            Independent Auditors' Consent                                                        (11)
27              Financial Data Schedule                                                              (11)
- --------------------------------------------------------------------------------------------------------------------



    (1) Incorporated by reference to the Company's Annual Report on Form 1O-K for the year ended December 31, 1987.

    (2) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1989.

    (3) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1990.

    (4) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1991.

    (5) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1992.

    (6) Incorporated by reference to the Company's definitive Proxy Statement relating to its annual meeting of shareholders held May 20, 1993.

    (7) Incorporated by reference to the Company's Registration Statement on Form S-1 (No. 33-66576) declared effective by the Securities and Exchange Commission on October 8, 1993.

    (8) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 1994.

    (9) Incorporated by reference to the Company's Definitive Proxy Statement relating to its 1994 Annual Meeting of Stockholders.

    (10) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

    (11) Filed herewith

    (12) Form of the amended and restated plan, to be submitted for shareholder approval at the 1996 Annual Meeting of Shareholders, will be attached as an appendix to the Proxy Statement relating to such meeting.